UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FIREFLY NEUROSCIENCE, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FIREFLY NEUROSCIENCE, INC.

1100 Military Road
Kenmore, NY 14217
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on October 27, 2025

TO THE STOCKHOLDERS OF FIREFLY NEUROSCIENCE, INC.:
Dear Stockholders:
We are pleased to invite you to attend the annual meeting of stockholders (the “Annual Meeting”) of Firefly Neuroscience, Inc. (the “Company”, “we”, “us”, or “our”), which will be held on Monday, October 27, 2025 at 10 a.m., Eastern Time. To provide access to our stockholders regardless of geographic location, the Annual Meeting will be held in a virtual-only meeting format at www.virtualshareholdermeeting.com/AIFF2025, for the following purposes:
(1)
To elect the two (2) Class II director nominees named in the accompanying proxy statement to the Company’s board of directors (the “Board of Directors” or the “Board”) to hold office until the 2028 Annual Meeting of Stockholders (the “2028 Annual Meeting”, and such proposal, “Proposal 1”);

(2)	To ratify the appointment of Marcum Canada LLP (“Marcum”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025 (the “Proposal 2”);
(3)
To approve an amendment to the Firefly Neuroscience, Inc. 2024 Long-Term Incentive Plan (the “Plan”) to (i) increase the maximum number of shares available for grant under the Plan (the “Plan Share Limit”) by 317,820 shares of common stock, par value $0.0001 per share (the “Common Stock”), and (ii) on the first day of each calendar year during the term of the Plan, commencing on January 1, 2026 and continuing until (and including) January 1, 2035, to automatically increase the Plan Share Limit to a number equal the lower of (a) four percent (4%) of the total number of shares of Common Stock issued and outstanding on the last calendar day of the prior fiscal year or (b) a number of shares of Common Stock determined by the Board, and the Amendment No.1 to the Plan attached to the proxy statement of the Company as Annex A be adopted and approved in all respects with immediate effect (the “Proposal 3”);

(4)
To approve and authorize the Board, in its discretion and without further shareholder approval, to implement at any time or from time to time an amendment or amendments to the Amended and Restated Certificate of Incorporation of Firefly Neuroscience, Inc. (the “Certificate of Incorporation”) to increase the total number of authorized shares from 101,000,000 to up to an aggregate of 5,001,000,000, consisting of (i) up to that number of shares of Common Stock, par value $0.0001 per share, as the Board may determine (not to exceed the maximum aggregate authorized amount less the number of authorized shares of Preferred Stock), and (ii) 1,000,000 shares of Preferred Stock, par value $0.0001 per share (which amount of Preferred Stock will remain fixed). The Board will determine the timing and the amount of any increase (not to exceed such maximums) and may delay, abandon, or implement the amendment in whole or in part, as it deems advisable, without further action by the shareholders (“Proposal 4”); and

(5)
To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (“Proposal 5”).

The foregoing items of business are more fully described in the proxy statement accompanying this notice or made available over the Internet. We are not aware of any other business to come before the Annual Meeting.
Your attention is directed to the attached proxy statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.
The Board of Directors has fixed the close of business on September 4, 2025 as the record date (the “Record Date”) for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on September 4, 2025 are entitled to notice and to vote at the Annual Meeting and any adjournment or postponement thereof.
It is important that your shares are represented at the Annual Meeting. We urge you to review the attached proxy statement and, whether or not you plan to attend the Annual Meeting, please vote your shares promptly by casting your vote via the Internet or any other provided voting option, or, if you receive a full set of proxy materials by mail or request one be mailed to you, and prefer to mail your proxy, please complete, sign, date, and return your proxy in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. You may revoke your vote by submitting a subsequent vote over the Internet, by mail or by any other option provided for voting before the Annual Meeting, by voting in person at the Annual Meeting, or by submitting a properly-executed revocation of proxy in writing by mail submitted to the Secretary prior to the date of the Annual Meeting.
If you plan to attend the Annual Meeting, please notify us of your intentions. This will assist us with meeting preparations. If your shares are not registered in your own name and you would like to attend the Annual Meeting, please follow the instructions contained in the Notice of Internet Availability of Proxy Materials that has been mailed to you, the attached proxy statement, and any other information forwarded to you by your broker, trust, bank, or other holder of record to obtain a valid proxy from it. Your proxy will be needed to gain admission to the Annual Meeting and vote in person.
We look forward to seeing you at the Annual Meeting.

By Order of the Board of Directors,

/s/ Arun Menawat
Arun Menawat
Chairman of the Board

Kenmore, NY
Dated: October 3, 2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held
on Monday, October 27, 2025:
Our proxy statement and annual report to security holders for the year ended December 31, 2024 are available at www.virtualshareholdermeeting.com/AIFF2025.

FIREFLY NEUROSCIENCE, INC.

1100 Military Road
Kenmore, NY 14217
PROXY STATEMENT FOR THE
FIREFLY NEUROSCIENCE, INC.
2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MONDAY, OCTOBER 27, 2025
This Proxy Statement, along with the Notice of Annual Meeting, contains information about the 2025 Annual Meeting (the “Annual Meeting”) of Firefly Neuroscience, Inc., including any adjournments or postponements thereof. We are holding the Annual Meeting at 10 a.m., Eastern Time, on Monday, October 27, 2025, in virtual format at www.virtualshareholdermeeting.com/AIFF2025.
In this Proxy Statement, we refer to Firefly Neuroscience, Inc. as “Firefly,” “the Company,” “we” and “us.”
This Proxy Statement relates to the solicitation of proxies by our Board of Directors for use at the Annual Meeting.
On or about October 3, 2025, we will begin sending proxy materials to stockholders entitled to vote at the Annual Meeting.
IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER ANNUAL MEETING
TO BE HELD ON MONDAY, OCTOBER 27, 2025
This Proxy Statement, our Notice of Annual Meeting of Stockholders and our 2024 Annual Report on Form 10-K are available for viewing, printing and downloading at www.proxyvote.com.
Additionally, you can find a copy of our 2024 Annual Report on Form 10-K, which includes our financial statements and notes thereto, for the fiscal year ended December 31, 2024, on the website of the Securities and Exchange Commission (the “SEC”), at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.fireflyneuro.com.
The mailing address of the Company is 1100 Military Road, Kenmore, NY 14217.
At the Annual Meeting, the Company expects the following matters to be acted upon:
(1)
To elect the two (2) Class II director nominees named in this proxy statement to the Company’s board of directors (the “Board of Directors” or the “Board”) to hold office until the 2028 Annual Meeting of Stockholders (the “2028 Annual Meeting”, and such proposal, “Proposal 1”);

(2)	To ratify the appointment of Marcum Canada LLP (“Marcum”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025 (“Proposal 2”);
(3)
To approve an amendment to the Firefly Neuroscience, Inc. 2024 Long-Term Incentive Plan (the “Plan”) to (i) increase the maximum number of shares available for grant under the Plan (the “Plan Share Limit”) by 317,820 shares of common stock, par value $0.0001 per share (the “Common Stock”), and (ii) on the first day of each calendar year during the term of the Plan, commencing on January 1, 2026 and continuing until (and including) January 1, 2035, to automatically increase the Plan Share Limit to a number equal the lower of (a) four percent (4%) of the total number of shares of Common Stock issued and outstanding on the last calendar day of the prior fiscal year or (b) a number of shares of Common Stock determined by the Board, and the Amendment No.1 to the Plan attached to the proxy statement of the Company as Annex A be adopted and approved in all respects with immediate effect (“Proposal 3”);

(4)
To approve and authorize the Board, in its discretion and without further shareholder approval, to implement at any time or from time to time an amendment or amendments to the Amended and Restated Certificate of Incorporation of Firefly Neuroscience, Inc. (the “Certificate of Incorporation”) to increase the total number of authorized shares from 101,000,000 to up to an aggregate of 5,001,000,000, consisting of (i) up to that number of shares of Common Stock, par value $0.0001 per share, as the Board may determine (not to exceed the maximum aggregate authorized amount less the number of authorized shares of Preferred Stock), and (ii) 1,000,000 shares of Preferred Stock, par value $0.0001 per share (which amount of Preferred Stock will remain fixed). The Board will determine the timing and the amount of any increase (not to exceed such maximums) and may delay, abandon, or implement the amendment in whole or in part, as it deems advisable, without further action by the shareholders (“Proposal 4”); and

(5)
To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (“Proposal 5”).

The Board unanimously recommends that you vote “For” Proposals No. 1, 2, 3, 4, and 5.

PAGE
QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING	2
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED MATTERS	8
MANAGEMENT AND CORPORATE GOVERNANCE	9
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	16
EXECUTIVE OFFICER AND DIRECTOR COMPENSATION	18
PROPOSAL 1 ELECTION OF DIRECTORS	39
PROPOSAL 2 RATIFICATION OF THE APPOINTMENT OF MARCUM CANADA LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY’S FISCAL YEAR ENDING DECEMBER 31, 2025	40
REPORT OF AUDIT COMMITTEE	43
PROPOSAL 3 TO APPROVE AMENDMENT NO. 1 TO FIREFLY NEUROSCIENCE, INC. 2024 LONG-TERM INCENTIVE PLAN	44
PROPOSAL 4 TO APPROVE THE BOARD’S DISCRETION TO IMPLEMENT ONE OR MORE AMENDMENTS TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF FIREFLY NEUROSCIENCE, INC.	50
PROPOSAL NO. 5 ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING TO APPROVE ONE OR MORE PROPOSALS PRESENTED AT THE ANNUAL MEETING	53
OTHER MATTERS	54
ANNEX A	A-1
ANNEX B	B-1

i

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
Why is the Company Soliciting My Proxy?
The Board of Directors is soliciting your proxy to vote at the 2025 Annual Meeting of Stockholders to be held at 10 a.m., Eastern Time, on Monday, October 27, 2025, in virtual format at www.virtualshareholdermeeting.com/AIFF2025, and any postponement or adjournments of the meeting (the “Annual Meeting”). This proxy statement (this “Proxy Statement”) along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.
Who Can Vote?
Only stockholders who owned our common stock, par value $0.0001 per share (“Common Stock”) as of the close of business on September 4, 2025 (the “Record Date”), are entitled to vote at the Annual Meeting. On the Record Date, there were 13,448,848 shares of our Common Stock issued and outstanding and entitled to vote at the Annual Meeting.
You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
How Many Votes Do I Have?
Each share of our Common Stock that you own entitles you to one vote. There is no cumulative voting.
What is the Purpose of the Annual Meeting?
At the Annual Meeting, stockholders will consider and vote upon the following matters:
•	Proposal 1: To elect the two (2) Class II director nominees named in this Proxy Statement to the Company’s Board of Directors to hold office until the 2028 Annual Meeting;
•	Proposal 2: To ratify the appointment of Marcum as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025;
•
Proposal 3: To approve an amendment to the Plan to (i) increase the Plan Share Limit by 317,820 shares of Common Stock,, and (ii) on the first day of each calendar year during the term of the Plan, commencing on January 1, 2026 and continuing until (and including) January 1, 2035, to automatically increase the Plan Share Limit to a number equal the lower of (a) four percent (4%) of the total number of shares of Common Stock issued and outstanding on the last calendar day of the prior fiscal year or (b) a number of shares of Common Stock determined by the Board, and the Amendment No.1 to the Plan attached to the proxy statement of the Company as Annex A be adopted and approved in all respects with immediate effect;

•
Proposal 4: To approve and authorize the Board, in its discretion and without further shareholder approval, to implement at any time or from time to time an amendment or amendments to the Certificate of Incorporation to increase the total number of authorized shares from 101,000,000 to up to an aggregate of 5,001,000,000, consisting of (i) up to that number of shares of Common Stock, par value $0.0001 per share, as the Board may determine (not to exceed the maximum aggregate authorized amount less the number of authorized shares of Preferred Stock), and (ii) 1,000,000 shares of Preferred Stock, par value $0.0001 per share (which amount of Preferred Stock will remain fixed). The Board will determine the timing and the amount of any increase (not to exceed such maximums) and may delay, abandon, or implement the amendment in whole or in part, as it deems advisable, without further action by the shareholders; and

•
Proposal 5: To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals.

To consider and act upon any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
How do I vote?
Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy, all shares represented by valid proxies that we receive, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted for or withhold with respect to Proposal 1, and voted for, against or abstain with respect to Proposals 2, 3, 4, and 5. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Broadridge Corporate Issuer Solutions, Inc., or you have stock certificates registered in your name, you may vote:
•
By Internet. If you are a stockholder of record, you may submit your proxy by going to www.proxyvote.com and following the instructions provided on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your Notice of Internet Availability or voting instruction card. Have your proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials.

Internet voting for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on October 26, 2025.
•
By mail. You can vote by mail by completing, signing, dating and returning your proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

•
Virtually at the meeting. You will also be able to vote your shares electronically by participating in the virtual Annual Meeting. To participate in the virtual Annual Meeting, you will need the control number included on your proxy card or on the instructions that accompanied your proxy materials.

If your shares are held in “street name” (held in the name of a bank, broker, nominee or other holder of record), you will receive instructions from the holder of record. You must follow the instructions provided to you by the holder of record in order for your shares to be voted. Internet voting will also be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to virtually vote your shares at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card in order to vote.
How Does the Board Recommend That I Vote on the Proposals?
The Board recommends that you vote as follows:
•	“FOR” the election of two Class II directors to the Board to serve until the 2028 annual meeting of stockholders, or until each one’s respective successor has been duly elected and qualified;
•	“FOR” the ratification of the appointment of Marcum as our independent registered public accounting firm for our fiscal year ending December 31, 2025;
•
“FOR” the approval of an amendment to the Plan to (i) increase the Plan Share Limit by 317,820 shares of Common Stock, and (ii) on the first day of each calendar year during the term of the Plan, commencing on January 1, 2026 and continuing until (and including) January 1, 2035, to automatically increase the Plan Share Limit to a number equal the lower of (a) four percent (4%) of the total number of shares of Common Stock issued and outstanding on the last calendar day of the prior fiscal year or (b) a number of shares of Common Stock determined by the Board, and the Amendment No.1 to the Plan attached to the proxy statement of the Company as Annex A be adopted and approved in all respects with immediate effect;

•
“FOR” the approval and authorization to the Board, in its discretion and without further shareholder approval, to implement at any time or from time to time an amendment or amendments to the Certificate of Incorporation to increase the total number of authorized shares from 101,000,000 to up to an aggregate of 5,001,000,000, consisting of (i) up to that number of shares of Common Stock, par value $0.0001 per share, as the Board may determine (not to exceed the maximum aggregate authorized amount less the number of authorized shares of Preferred Stock), and (ii) 1,000,000 shares of Preferred Stock, par value $0.0001 per share (which amount of Preferred Stock will remain fixed). The Board will determine the timing and the amount of any increase (not to exceed such maximums) and may delay, abandon, or implement the amendment in whole or in part, as it deems advisable, without further action by the shareholders; and

•
“FOR” the approval of a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals.

What Happens if Additional Matters are Presented at the Annual Meeting?
If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with their best judgment. At the time this Proxy Statement was first made available, we knew of no matters to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.
May I Change or Revoke My Proxy?
You may change or revoke your proxy at any time before polls close at the Annual Meeting. You may change or revoke your proxy in any one of the following ways:
•
if you submitted a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above, or by voting by Internet on a date later than the prior proxy;

•
by notifying the Company in writing via email to our Corporate Secretary, Paul Krzywicki at paul.krzywicki@fireflyneuro.com before the Annual Meeting that you have revoked your proxy no later than 10 a.m. Eastern Time on October 26, 2025; or

•	by attending the virtual Annual Meeting and voting electronically. Attending the virtual Annual Meeting will not in and of itself revoke a previously submitted proxy.
Your most current vote, whether by Internet, proxy card or at the Annual Meeting is the one that will be counted.
What if I Receive More Than One Proxy Card?
You may receive more than one Proxy Statement and proxy card or voting instruction card if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will My Shares be Voted if I Do Not Vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares on the ratification of the appointment of our independent registered public accounting firm (Proposal 2) and the approval of a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (Proposal 5) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.
Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of directors (Proposal 1), the proposal relating to the Company’s equity incentive plan (Proposal 3), or the proposal relating to the Certificate of Incorporation (Proposal 4). Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote on Proposals 1, 3, or 4, no votes will be cast on these proposals on your behalf. If you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for the election of directors or on the proposal relating to executive compensation.
What Constitutes a Quorum for the Annual Meeting?
The presence, by virtual attendance or by proxy, of the holders of one-third of the voting power of the outstanding shares of stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting by virtual attendance or by proxy, abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.

What Vote is Required to Approve Each Proposal and How are Votes Counted?
Assuming the presence of a quorum:

Proposal 1: Election of Class II Directors
Directors are elected by a plurality of the shares present in person, by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. “WITHHOLD” votes and broker non-votes will have no effect on the results for the election of directors.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the votes cast on Proposal 2, voting affirmatively or negatively, is required to ratify the appointment of our independent registered public accounting firm. “ABSTAIN” votes will have no effect on the result of the ratification of the independent registered public accounting firm. Because the ratification of the independent registered public accounting firm is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the ratification of the independent registered public accounting firm unless you instruct your them otherwise. If a bank, broker, trustee or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Marcum Canada, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, our Audit Committee of our Board will reconsider its appointment.

Proposal 3: Approval of an amendment to the Plan
The affirmative vote of a majority of the votes cast on Proposal 3, voting affirmatively or negatively, is required to approve Proposal 3. “ABSTAIN” votes and broker non-votes will have no effect on the result for the approval of the amendment to the Plan.

Proposal 4: Approval of the Board’s discretion to implement one or more amendments to the Certificate of Incorporation
The affirmative vote of a majority of the votes cast on Proposal 4, voting affirmatively or negatively, is required to approve Proposal 4. “ABSTAIN” votes and broker non-votes will have no effect on the result for the approval of the amendment to the Certificate of Incorporation.

Proposal 5: Approval of a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals

The affirmative vote of a majority of the votes cast on Proposal 5, voting affirmatively or negatively, is required to approve Proposal 5. “ABSTAIN” votes will have no effect on the result of Proposal 5. Because the approval of a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the ratification of the independent registered public accounting firm unless you instruct your them otherwise. If a bank, broker, trustee or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Is Voting Confidential?
We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, Broadridge Financial Solutions, Inc., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or otherwise provide.
Who Counts the Votes?
All votes will be tabulated by Broadridge Financial Solutions, Inc., the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.
Where Can I Find the Voting Results of the Annual Meeting?
The preliminary voting results will be announced at the Annual Meeting, and we will publish the voting results in a Current Report on Form 8-K (the “Form 8-K”), which we expect to file with the SEC within four (4) business days of the Annual Meeting. If final results are unavailable when we file the Form 8-K, then we will file an amendment to the Form 8-K to disclose the final voting results within four business days after the final voting results are known.
Do I Have Dissenters’ (Appraisal) Rights?
Appraisal rights are not available to our stockholders with respect to any of the proposals described above to be brought before the Annual Meeting.
What Are the Costs of Soliciting these Proxies?
Our Board is asking for your proxy and we will pay all of the costs of soliciting these proxies. In addition, our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. We have also retained Morrow Sodali LLC to assist in proxy solicitation for the Annual Meeting at an estimated cost of $12,000 plus expenses.
Attending the Annual Meeting
The Annual Meeting will be held at 10 a.m. Eastern Time, on Monday, October 27, 2025, in virtual format at www.virtualshareholdermeeting.com/AIFF2025. To be admitted to the Annual Meeting, you must enter the control number on your proxy card. You also may vote online by following the instructions provided on the meeting website during the Annual Meeting.
The meeting webcast is expected to begin promptly at 10 a.m. Eastern Time on October 27, 2025. Online access will begin at 9:45 a.m. Eastern Time, and we encourage you to access the meeting prior to the start time. If you require technical support, please visit www.virtualshareholdermeeting.com/AIFF2025 and click on the “Support” link to view answers to commonly asked technical questions. A phone number for technical support will be available on the day of the meeting and will be posted on the “Support” page.
Householding of Annual Disclosure Documents
Pursuant to SEC rules, either us or your bank, broker or other nominee will send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your bank, broker or other nominee believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The SEC rules apply to our Annual Reports on Form 10-K, proxy statements and information statements. Once you receive notice from your bank, broker or other nominee or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of our proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:
1.
If your shares of the Company are registered in your own name, please contact our transfer agent Broadridge Corporate Issuer Solutions, and inform them of your request by calling them at Toll-Free: 844-955-0638 / International: 303-558-4096 or writing them at:

Broadridge Shareholder Services
c/o Broadridge Corporate Issuer Solutions
51 Mercedes Way
Edgewood, NY 11717
2.
If a bank, broker or other nominee holds your shares, please contact the bank, broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications
Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail. You can choose this option and save us the cost of producing and mailing these documents by following the instructions provided on your proxy card.
Whom Should I Contact with Other Questions?
If you are a holder of the Company’s shares and have any questions about how to vote or direct a vote in respect of your securities, you may contact our proxy solicitor at:
Sodali & Co
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Main Line: (203) 658-9400
Client Support: (800) 662-5200
Email: AIFF@investor.sodali.com

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED MATTERS
Securities Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information with respect to the beneficial ownership of each class of our voting securities as of the Record Date for (i) each of our named executive officers, other executive officers, directors and director nominees; (ii) all of our executive officers and directors as a group; and (iii) each other stockholder known by us to be the beneficial owner of more than 5% of our outstanding voting securities.
Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person or any member of such group has the right to acquire within sixty (60) days of the Record Date. For purposes of computing the percentage of outstanding shares of each class of our voting securities held by each person or group of persons named below, any shares that such person or persons has the right to acquire within sixty (60) days of the Record Date are deemed to be outstanding for such person, but not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership by any person.
Unless otherwise indicated, the address of each individual below is 1100 Military Road, Kenmore, NY 14217.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	% of Ownership
Five Percent Holders
Windsor Private Capital LP(1)	1,705,752	12.68%
Directors and Named Executive Officers
David DeCaprio(2)	45,893	*%
Gil Issachar(3)	101,337	*%
Greg Lipschitz(4)	485,580	3.6%
Arun Menawat(5)	179,432	1.3%
Brian Posner(6)	16,667	*%
Stella Vnook(7)	16,667	*%
Paul Krzywicki(8)	24,339	*%
All Directors and Executive Officers of the Company as a Group (7 persons)	869,915	6.44%
*	Represents beneficial ownership of less than 1%.
(1)
Consists of 1,705,752 shares of Common Stock pursuant to the Schedule 13D filed jointly by WPC Management Services, Inc. WPC GP I Inc., Windsor Private Capital LP (“Windsor”), Jordan Kupinsky, HJRK Holdings, Inc., Rocco Marcello, and John Cundari on August 21, 2024. Jordan Kupinsky, Rocco Marcello and John Cundari jointly exercise voting and dispositive power over the shares held by Windsor Capital Private LP. As such, Messrs. Kupinsky, Marcello and Cundari may be deemed to be the beneficial owner of all shares of Common Stock held by Windsor.

(2)
Consists of (i) 10,998 shares of Common Stock, (ii) options to purchase up to 7,230 shares of Common Stock that are currently exercisable, underlying certain stock options, (iii) 16,667 shares of common stock underlying vested deferred stock units; and (iv) 10,998 shares of common stock underlying unvested deferred stock units, which will be issuable upon future vesting, both of vested and unvested deferred stock units not yet delivered.

(3)	Consists of (i) 33,480 shares of Common Stock and (ii) underlying options to purchase up to 67,857 shares of Common Stock that are currently exercisable.
(4)
Consists of (i) 431,202 shares of Common Stock and (ii) 10,998 shares of Common Stock currently exercisable, underlying certain restricted stock units, and (iii) up to 43,380 shares of Common Stock that are currently exercisable, underlying certain stock options held by Bower Four Capital Corp., an entity in which Mr. Lipschitz is the sole stockholder.

(5)
Consists of (i) 99,405 shares of Common Stock and (ii) up to 10,417 shares of Common Stock that are currently exercisable, underlying certain stock options held by Mr. Menawat and (iii) 16,667 shares of common stock underlying vested deferred stock units; and (iv) 52,943 shares of common stock underlying unvested deferred stock units, which will be issuable upon future vesting, both of vested and unvested deferred stock units not yet delivered.

(6)	Consists of 16,667 shares of common stock underlying vested deferred stock units.
(7)	Consists of 16,667 shares of common stock underlying vested deferred stock units.
(8)
Consists of (i) 1,250 shares of Common Stock and (ii) 21,839 shares of Common Stock that are currently exercisable, underlying certain stock options and (iii) 1,250 shares of Common Stock currently exercisable.

MANAGEMENT AND CORPORATE GOVERNANCE
Officers and Directors
Set forth below are the names, ages and positions of each of the individuals who serve as our directors and officers as of the Record Date:

Name	Age	Position
Greg Lipschitz	37	Chief Executive Officer and Director
Paul Krzywicki	41	Chief Financial Officer
Gil Issachar	43	Chief Technology Officer
David DeCaprio	53	President, Chief Operating Officer and Director
Arun Menawat	70	Chairman of the Board
Brian Posner	63	Director
Stella Vnook	50	Director

Greg Lipschitz. Mr. Lipschitz has served as Firefly’s director since August 2024. From December 2024 to March 2025, Mr. Lipschitz served as the Executive Chairman of the Company. On January 6, 2025, Mr. Lipschitz was appointed as the Interim Chief Executive Officer of the Company. On March 26, 2025, Mr. Lipschitz was appointed as the Chief Executive Officer of the Company. Mr. Lipschitz has over 15 years of combined experience in private equity, merchant banking, capital markets and advising high growth businesses. Since June 2018, Mr. Lipschitz served as the Managing Director of 2686225 Ontario Inc. From June 2018 to February 2024, Mr. Lipschitz served as the Vice President of Lazer Capital. Mr. Lipschitz is currently the Managing Director of Old Stone Advisors, a consulting and financial advisory firm. Mr. Lipschitz has advised high growth companies on over $1 billion of transactions. Mr. Lipschitz is a Chartered Financial Analyst and received his bachelor’s degree in Business from the Richard Ivey Business School at the University of Western Ontario. Firefly believes that Mr. Lipschitz is qualified to serve on its board of directors due to his experience in capital markets which will make him an asset to the Company.
Paul Krzywicki. Mr. Krzywicki, CPA, CGA has served as Firefly’s Chief Financial Officer since March 2024. Mr. Krzywicki initially joined Firefly as its Controller in November 2023 before his appointment as our Chief Financial Officer in March 2024. Over the last 5 years, Mr. Krzywicki has held senior leadership positions in a variety of organizations such as Nucor Canada, EllisDon and Canadian Curtis Refrigeration with a focus on modernization and increasing operating efficiency. Mr. Krzywicki is a Chartered Professional Accountant and holds an Honours Bachelor’s Degree in Commerce from Laurentian University.
Gil Issachar. Mr. Issachar has served as Firefly’s Chief Technology Officer since November 2022. Mr. Issachar is a biomedical engineer and a neuroscientist with an extensive experience working as a director of data-science, team leader, data scientist, and software engineer in the medical device industry (under FDA PMA regulations). Mr. Issachar has managed multiple research and development projects in collaboration with pharmaceutical companies, neuroscientists and other start-up companies. Prior to serving as Firefly’s Chief Technology Officer, Mr. Issachar served as Firefly’s Vice-President of Research and Data Science from December 2019 to August 2021, Director of Research and Data-Science from December 2019 to August 2021, Data-Science Team Leader from April 2018 to December 2019. From July 2013 to March 2017, Mr. Issachar served as R&D Software Engineer for Dune Medical Devices. Mr. Issachar received his Master’s Degree in Biomedical/Medical Engineering and Bachelor’s Degree from Tel Aviv University.
David DeCaprio. Mr. DeCaprio has served as Firefly’s Director since August 2024. On April 18, 2025, Mr. DeCaprio was appointed as the President and Chief Operating Officer of the Company. Mr. DeCaprio has served in various capacities within the genome research, pharmaceutical development, health insurance, computer vision, sports analytics, speech recognition, transportation logistics, operations research, real-time collaboration, robotics and financial industries since 1994. Mr. DeCaprio has significant experience transitioning advanced technology from academic research labs into successful businesses. From April 2024 to April 2025, Mr. DeCaprio served as Chief Technology Officer of mbue.ai, a venture-backed AI startup in the architecture, engineering, and construction space. From January 2017 to December 2023, Mr. DeCaprio served as Founder & Chief Technology Officer of ClosedLoop.ai, an award-winning startup focused on building a healthcare specific data science and machine learning platform. Prior to founding ClosedLoop.ai, Mr. DeCaprio was involved in various successful startups. Among other positions, Mr. DeCaprio has served as Chief Technology Officer of Fina Technologies from June 2008 to January 2015 and as Vice President of Engineering of GNS Healthcare from

September 2005 to January 2017. Since May 2015, Mr. DeCaprio has served and presently serves as Chief Executive Officer of Cizr, a technology company focused on improving sports coaching efficiency. Mr. DeCaprio also has significant consulting experience, serving as a consultant for various organizations from 2006 to January 2015, for Baylor College of Medicine from January 2015 to June 2015 and for the Icahn School of Medicine at Mount Sinai from September 2016 to April 2017. Mr. DeCaprio received a Bachelor of Science Degree in Electrical Engineering and Computer Science from the Massachusetts Institute of Technology. Firefly believes that Mr. DeCaprio is qualified to serve on its board of directors due to his extensive experience in artificial intelligence and software engineering which will make him an asset to the Company.
Arun Menawat. Dr. Menawat has served as Firefly’s Chairman of the Board since March 2025 and Firefly’s director since August 2024. Dr. Menawat has an accomplished history of executive leadership success in the healthcare industry. Since August 2014, Dr Menawat has been a Director of Profound Medical Corp and since August 2016, its Chairman of the Board and Chief Executive Officer. Prior to joining Profound, from March 2003 to June 2016, Dr. Menawat served as the Chairman, President and CEO of Novadaq Technologies Inc., a TSX and Nasdaq listed company that marketed medical imaging and therapeutic devices for use in the operating room. Prior to that, Dr. Menawat was President, Chief Operating Officer and Director of Cedara Software Ltd, a publicly listed medical imaging software company. Dr. Menawat’s educational background includes a Bachelor of Science in Biology from the University of District of Columbia, Washington, D.C., and M.S. and Ph.D. in Chemical Engineering from the University of Maryland, College Park, MD, including graduate research in Biomedical Engineering from the National Institute of Health, Bethesda, MD. Dr. Menawat also earned an Executive M.B.A. from the J.L. Kellogg School of Management, Northwestern University, Evanston, IL. Firefly believes that Dr Menawat is qualified to serve as Chairman of its board of directors due to his extensive executive experience in medical technology and software which makes him an asset to the Company.
Brian Posner. Mr. Posner has served as Firefly’s director since August 2024. Mr. Posner has served as Chief Financial Officer at several life science and emerging technology companies. He served as the Chief Financial Officer of electroCore, Inc. (Nasdaq: ECOR) (“electroCore”), a commercial stage bioelectronic medicine and wellness company from April 2019 to October 2024. Mr. Posner currently serves as a consultant to electroCore, a role scheduled to expire in January 2026. Prior to electroCore, Mr. Posner served as Chief Financial Officer of Cellectar Biosciences, Alliqua BioMedical, Ocean Power Technologies, Power Medical Interventions and Pharmacopeia. Mr. Posner has served as an independent director and chairman of the Audit Committee of the Board of Stran & Company, Inc. (Nasdaq: SWAG) since July 2025. Mr. Posner has served on the board of Oral Biolife, since August 2025. Mr. Posner holds an undergraduate degree in accounting from Queens College and an M.B.A. in managerial accounting from Pace University. Firefly believes Mr. Posner’s extensive experience in public markets will make him an asset to the Company.
Dr. Stella Vnook. Dr. Vnook has served as Firefly’s director since August 2024. Dr. Vnook is Chief Executive Officer, founder, board member, C-Suite advisor with 25 years’ experience driving transformational change for global clinical development portfolios from early-stage R&D to commercialization. She has an extensive background in building and managing successful start-up ventures, commercial scale-up, strategy and execution to support brand launch, research and development, acceleration, IP strategy, Corporate Board selection and formation, business development and investment strategy, venture capital initiatives, as well as managed markets and healthcare economics. Dr. Vnook’s experience includes serving as Chief Executive Officer of Likarda since April 2023; director, founder and president of Oral Biolife since April 2022; founder, president and executive advisor at Agile Consulting Group since March 2015; and Expert-In-Residence and Entrepreneur-in-Residence at Pennsylvania State University, NC Innovations, ECU since April 2024. Firefly believes that Dr. Vnook’s extensive experience in executive leadership roles in the pharmaceutical/ biotech and device industry will make her an asset to the Company.
Family Relationships
There are no family relationships among any of our officers or directors.
Involvement in Certain Legal Proceedings
To the best of our knowledge, none of our directors or executive officers has, during the past ten years:
•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•
had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•
been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•
been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•
been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•
been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Material Changes to Director Nomination Procedures
There have been no material changes to the procedures by which stockholders may recommend nominees to our board of directors since such procedures were last disclosed.
Corporate Governance
Composition of the Board of Directors
Our business and affairs are organized under the direction of the Board. The Board consists of five (5) members. The primary responsibilities of the Board are to provide oversight, strategic guidance, counseling and direction to our management. The Board meets on a regular basis and additionally as it deems necessary.
In accordance with the terms of the Certificate of Incorporation, the Board is divided into three classes, Class I, Class II and Class III, with only one class of directors being elected in each year and each class serving a three-year term, except as described below.
•
The Class I directors consist of David DeCaprio and Greg Lipschitz, whose terms will expire at the first annual meeting of stockholders to be held following the filing of the Amended and Restated Certificate of Incorporation (the “Filing Date”);

•	The Class II directors consist of Brian Posner and Stella Vnook, whose terms will expire at the second annual meeting of stockholders to be held following the Filing Date.
•	The Class III director consists of Arun Menawat, whose term will expire at the third annual meeting of stockholders to be held following the Filing Date.
At each annual meeting of stockholders to be held after the initial classification, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election and until their successors are duly elected and qualified. This classification of the Board may have the effect of delaying or preventing changes in our control or management. There is no cumulative voting with respect to the election of directors.

Board Leadership Structure
Director Independence
We are required to comply with Nasdaq’s rules in determining whether a director is independent. The Board undertook a review of the independence of the individuals named above and determined that each of the directors except Greg Lipschitz and David DeCaprio qualify as “independent” as defined under the applicable Nasdaq rules.
The Nasdaq definition of “independence” includes a series of objective tests, such as the director or director nominee is not, and was not during the last three years, our employee and has not received certain payments from, or engaged in various types of business dealings with us. In addition, the Board has made a subjective determination that no relationships exist which, in the opinion of the Board, would interfere with such individual’s exercise of independent judgment in carrying out his or her responsibilities as a director. In making these determinations, the Board has reviewed and discussed information provided by the directors with regard to each director’s business and personal activities as they may relate us and our management.
With respect to its analysis of Mr. Lipschitz’s independence, the Board considered that certain employment agreement, dated as of March 27, 2025, by and between us and Mr. Lipschitz (the “Lipschitz Employment Agreement”). Pursuant to the Lipschitz Employment Agreement, Mr. Lipschitz is entitled to an award of restricted stock units under the Plan that represents, in the aggregate, three percent (3.0%) of the issued and outstanding Common Stock determined on a fully diluted basis, as of the date of March 27, 2025. On April 18, 2025, pursuant to the Lipschitz Employment Agreement, Mr. Lipschitz was granted an award of up to 395,927 restricted stock units (the “RSUs”) under the Plan, subject to the Company’s standard form of restricted stock unit agreement for the Plan, which 197,963 of the RSUs shall vest monthly in thirty-six (36) equal monthly installments beginning on April 27, 2025, subject to satisfaction of Lipschitz’s continuous service; and the remaining 197,964 of the RSUs shall vest at a rate of 65,988 per year over three years from March 27, 2025, contingent upon (i) the achievement of annual performance targets related to the Company, and (ii) there being sufficient authorized shares under the Plan; provided that if there are not sufficient authorized shares under the Plan, the Company shall use its best efforts to obtain shareholder approval of an increase in the number of authorized shares under the Plan such that there will be sufficient authorized shares under the Plan to allow for this performance grant.
With respect to its analysis of Mr. Lipschitz’s independence, the Board also considered that certain strategic agreement, dated as of August 12, 2024, by and between us and Bower Four Corp. (the “Lipschitz Agreement”). Pursuant to the Lipschitz Agreement, Mr. Lipschitz, through Bower Four Corp., is entitled to receive aggregate consideration of $950,000 in shares of Common Stock during the term of the Lipschitz Agreement comprised of up to $316,667 of annual service credits over three years, as defined in the Lipschitz Agreement.
With respect to its analysis of Mr. DeCaprio’s independence, the Board considered that certain employment agreement, dated as of April 18, 2025, by and between us and Mr. DeCaprio (the “DeCaprio Employment Agreement”). Pursuant to the DeCaprio Employment Agreement, Mr. DeCaprio is entitled to an award of restricted stock units under the Plan that represents, in the aggregate, two percent (2.0%) of the issued and outstanding Common Stock determined on a fully diluted basis, as of the date of March 27, 2025. On the same date, pursuant to the DeCaprio Employment Agreement, Mr. DeCaprio was granted an award of up to 263,952 restricted stock units (the “RSUs”) under the Plan, subject to the Company’s standard form of restricted stock unit agreement for the Plan, which 131,976 of the RSUs shall vest quarterly in twelve (12) equal quarterly installments beginning on June 27, 2025, subject to satisfaction of DeCaprio’s continuous service; and the remaining 131,976 of the RSUs shall vest at a rate of zero point thirty four percent (0.34%) in the first year and zero point thirty three percent (0.33%) per year over remaining two years, from March 27, 2025, contingent upon the achievement of annual performance targets related to the Company.
Committees of the Board of Directors
The Board established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The composition and responsibilities of each of the committees of the Board are described below. Members serve on these committees until their resignation or until otherwise determined by the Board. The Board may establish other committees as it deems necessary or appropriate from time to time.
Audit Committee
The Audit Committee consists of Brian Posner, Arun Menawat and Stella Vnook. The Board has determined that each member of the Audit Committee qualifies as “independent” under Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act. The chairperson of the Audit Committee is Brian Posner. The Board has determined that Brian Posner is an “audit committee financial expert” within the meaning of SEC regulations. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Board has examined each audit committee member’s scope of experience and the nature of their employment.
The primary purpose of the Audit Committee is to assist the Board in its oversight of our accounting and financial reporting processes and our compliance with legal and regulatory requirements. To assist the Board in fulfilling its responsibilities, the Audit Committee: (A) oversees: (i) audits of our financial statements; (ii) the integrity of our financial statements; (iii) our processes relating to risk management and the conduct and systems of internal control over financial reporting and disclosure controls and procedures; (iv) the qualifications, engagement, compensation, independence and performance of our independent auditor, and the auditor’s conduct of the annual audit of our financial statements and any other services provided to us; and (v) the performance of our internal audit function, if any; and (B) produces the annual report of the Audit Committee. Specific responsibilities of the Audit Committee include, but are not limited, to:
•	appoint, compensate, and oversee the work of any independent auditor;
•	resolve any disagreements between management and the independent auditor regarding financial reporting;
•	pre-approve all audit and permitted non-audit services by the independent auditor;
•
retain independent counsel, accountants, or other advisors or consultants to advise and assist the Audit Committee in carrying out its duties, without needing to seek approval for the retention of such advisors or consultants from the Board, and determine the appropriate compensation for any such advisors or consultants retained by the Audit Committee;

•	seek any information it requires from our employees or any direct or indirect subsidiary, all of whom are directed to cooperate with the Audit Committee’s requests, or external parties;
•
meet with any officer or employee, the independent auditor or outside counsel, as necessary, or request that any such persons meet with any members of, or advisors or consultants to, the Audit Committee; and

•	oversee that management has established and maintained processes to assure our compliance with applicable laws, regulations and corporate policy.
Compensation Committee
The Compensation Committee of the Board (the “Compensation Committee”) consists of Arun Menawat, Stella Vnook and Brian Posner. The chairperson of the Compensation Committee is Arun Menawat. The Board has determined each member of the Compensation Committee qualifies as “independent” under Nasdaq listing standards and as “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act.
The primary purpose of the Compensation Committee is to (A) assist the Board in overseeing our employee compensation policies and practices, including (i) determining and approving the compensation of our Chief Executive Officer and other executive officers, and (ii) reviewing and approving incentive compensation and equity compensation policies and programs, and exercising discretion in the administration of such programs; and (B) produce a compensation discussion and analysis (“CD&A”) of the Compensation Committee, if required by applicable SEC rules. Specific responsibilities of the Compensation Committee include, but are not limited, to:
•
establish a compensation policy for executive officers designed to (i) enhance our profitability and increase stockholder value; (ii) reward executive officers for their contribution to our growth and profitability; (iii) recognize individual initiative, leadership, achievement, and other contributions; and (iv) provide competitive compensation that will attract and retain qualified executives;

•	review competitive practices and trends to determine the adequacy of the executive compensation program;
•	review and consider participation and eligibility in the various components of the total executive compensation package;

•
annually review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and recommend to the Board the CEO’s compensation levels based on this evaluation; the CEO may not be present during any deliberations or voting with respect to the CEO’s compensation;

•	annually review and make recommendations to the Board with respect to compensation of our directors and executive officers other than the CEO;
•	approve employment contracts, severance arrangements, change in control provisions and other agreements;
•
approve and administer cash incentives and deferred compensation plans for executive officers (including any modification to such plans) and oversight of performance objectives and funding for executive incentive plans;

•	approve and oversee reimbursement policies for directors and executive officers;
•	approve and oversee compensation programs involving the use of our stock;
•
if we are required by applicable SEC rules to include a CD&A in our SEC filings, review the CD&A prepared by management, discuss the CD&A with management and, based on such review and discussions, recommend to the Board that the CD&A be included in our Annual Report on Form 10-K, proxy statement, or any other applicable filing as required by the SEC;

•	review all compensation policies and practices for all employees to determine whether such policies and practices create risks that are reasonably likely to have a material adverse effect on us;
•	periodically review executive supplementary benefits and, as appropriate, the organization’s retirement, benefit, and special compensation programs involving significant cost; and
•	fulfill such other duties and responsibilities as may be assigned to the Compensation Committee, from time to time, by the Board and/or the Executive Chairman of the Board.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”) consists of Arun Menawat, Stella Vnook and Brian Posner. The chairperson of the Nominating Committee is Stella Vnook. The Board has determined which members of the Nominating Committee qualify as independent under the Nasdaq listing standards. Specific responsibilities of the nominating and corporate governance committee include, but are not limited, to:
•	evaluate the current composition, organization and governance of the Board and its committees, and make recommendations to the Board for approval;
•
annually review for each director and nominee, the particular experience, qualifications, attributes or skills that contribute to the Board’s conclusion that the person should serve or continue to serve as our director, as well as how the directors’ skills and background enable them to function well together as a Board;

•	determine desired Board member skills and attributes and conduct searches for prospective directors whose skills and attributes reflect those desired;
•	evaluate and propose nominees for election to the Board;
•	administer the annual Board performance evaluation process, including conducting surveys of director observations, suggestions and preferences;
•
evaluate and make recommendations to the Board concerning the appointment of directors to Board committees, the selection of Board committee chairs, and proposal of the slate of directors for election to the Board.;

•	as necessary in the Nominating Committee’s judgment from time to time, retain and compensate third party search firms to assist in identifying or evaluating potential nominees to the Board;
•	develop, adopt and oversee the implementation of a Code of Business Conduct and Ethics for all our directors, executive officers and employees;

•
review and maintain oversight of matters relating to the independence of Board and committee members, keeping in mind the independence standards of the Sarbanes-Oxley Act of 2002 and the rules of Nasdaq;

•	oversee and assess the effectiveness of the relationship between the Board and Corporation management; and
•	maintain appropriate records regarding its process of identifying and evaluating candidates for election to the Board.
Disclosure Controls and Procedures Committee
The members of the Disclosure Controls and Procedures Committee are the officers of the Company. The Chief Financial Officer of the Company acts as the chair of the committee. The Disclosure Controls and Procedures Committee assists the Company’s officers in fulfilling the Company’s and their responsibilities regarding (i) the identification and disclosure of material information about the Company and (ii) the accuracy, completeness and timeliness of the Company’s financial reports under the Exchange Act and the rules of Nasdaq.
Code of Business Conduct and Ethics
In connection with the Merger, on August 12, 2024, the Board approved and adopted a new Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of our executive officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. A copy of the Code of Ethics can be found on our website at www.fireflyneuro.com. In addition, we will post on our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Ethics. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this Proxy Statement.
Insider Trading Policy
We have adopted an Insider Trading Policy (the “Insider Trading Policy”) governing the purchase, sale, and/or other disposition of the Company’s securities by our directors, officers, employees, and other covered persons that we believe is reasonably designed to promote compliance with insider trading laws, rules, and regulations, and applicable Nasdaq listing standards. A copy of our Insider Trading Policy is filed as an exhibit to our Annual Report on Form 10-K.
Compensation Committee Interlocks and Insider Participation
None of our Compensation Committee members is or has ever been our executive officer or employee. None of our executive officers currently serves, or has served during the last completed fiscal year, on the Compensation Committee or the Board of any other entity that has one or more executive officers that will serve as a member of the Board or Compensation Committee. See “Certain Relationships and Related Person Transactions.”
Limitation on Liability and Indemnification of Directors and Officers
The Charter provides that directors and officers will be indemnified by us to the fullest extent authorized by Delaware law as it now exists or may in the future be amended. The Charter provides that directors will not be personally liable for monetary damages to us except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended.
We have entered into agreements with our officers and directors to provide contractual indemnification. The Amended and Restated Bylaws of Firefly Neuroscience, Inc. (the “Bylaws”) permit us to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit indemnification. We have purchased directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify the directors and officers.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
For purposes of this section, references to “WaveDancer” refer to the former WaveDancer, prior to the consummation of the Merger.
WaveDancer Related Party Transactions
The following is a summary of transactions since January 1, 2022, to which WaveDancer has been a party, in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of WaveDancer’s total assets as of the end of the last two completed fiscal years and in which any of the expected directors, executive officers or holders of more than 5% of capital stock of the continuing company, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest. The transactions described below occurred prior to the consummation of the Merger.
WaveDancer believes the terms obtained or consideration that WaveDancer paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.
In connection with a private placement of its shares, in August 2022, WaveDancer sold 157,256 shares of its common stock at a price of $12.00 per share to 16 accredited investors. The investors included G. James Benoit, Jr., Chairman and Chief Executive Officer, who purchased 50,000 shares at an aggregate price of $600,000, James C. DiPaula, director, who purchased 20,834 shares at an aggregate price of $250,000, and William C. Pickle, director, who purchased 4,167 shares at an aggregate price of $50,000.
On September 29, 2023, WaveDancer sold 35,000 shares of common stock to G. James Benoit, Jr., Chairman and Chief Executive Officer, at a price of $5.00 per share in a private placement offering from which it raised aggregate gross proceeds of $175,000.
Mr. Benoit is the principal stockholder of Wavetop, which purchased Tellenger in connection with the Merger for $1.5 million.
Firefly Related Party Transactions
Other than as described in the section “Management - Board Leadership Structure - Director Independence” as related to the Lipschitz Agreement (as defined herein), since January 1, 2022, there were no transactions with executive officers, directors or their immediate family members which were in an amount in excess of $120,000, and in which any of the expected directors, executive officers or holders of more than 5% of capital stock of the continuing company, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.
Other Transactions
Indemnification Agreements
In connection with the Merger, on the Closing Date, we entered into indemnification agreements (each, an “Indemnification Agreement” and collectively, the “Indemnification Agreements”) with each of our directors and executive officers. The Indemnification Agreements provide for indemnification and advancement by us of certain expenses and costs relating to claims, suits, or proceedings arising from service to us or, at our request, service to other entities to the fullest extent permitted by applicable law.
Compensation Matters
We have entered into employment agreements with certain of our executive officers. For a description of agreements with our named executive officers, see the section titled “Executive Compensation-Executive Compensation Arrangements” included elsewhere in this Proxy Statement.
We have granted equity awards to certain of our executive officers. For a description of equity awards granted to our named executive officers, see the section titled “Executive Compensation” included elsewhere in this Proxy Statement.
Other than as described in the section “Management - Board Leadership Structure - Director Independence” as related to the Lipschitz Agreement (as defined herein) and Note 14 to the December 31, 2024 Financial Statements,

since January 1, 2024, there were no transactions with executive officers, directors or their immediate family members which were in an amount in excess of $120,000, and in which any of the expected directors, executive officers or holders of more than 5% of capital stock of the continuing company, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.
Related Party Transactions Policy
Pursuant to the Charter of the Audit Committee, the Audit Committee has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. Pursuant to such policy, the Audit Committee shall review and approve, prior to our entry into any such transactions, all transactions in which we are or will be a participant, which would be reportable by us under Item 404 of Regulation S-K promulgated under the Securities Act as a result of any of the following persons having or expected to have a direct or indirect material interest (a “Related Person Transaction”):
•	executive officers;
•	members of the Board;
•	beneficial holders of more than 5% of our securities;
•
immediate family members of any of the foregoing persons, with such immediate family members defined as any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and any person (other than a tenant or an employee) sharing the household with the executive officer, director or 5% beneficial owner; and

•	any other persons whom the Board determines may be considered to be related persons as defined by Item 404 of Regulation S-K promulgated under the Securities Act.
In reviewing and approving such transactions, the Audit Committee shall obtain, or shall direct management to obtain on its behalf, all information that the Audit Committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion shall be held of the relevant factors if deemed to be necessary by the Audit Committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of the Audit Committee. This approval authority may also be delegated to the Chairperson of the Audit Committee in some circumstances. No Related Person Transaction shall be entered into prior to the completion of these procedures.
The Audit Committee or the Chairperson of the Audit Committee, as the case may be, shall approve only those Related Person Transactions that are determined to be in, or not inconsistent with, our and our stockholders’ best interests, taking into account all available facts and circumstances as the Audit Committee or the Chairperson determines in good faith to be necessary in accordance with principles of Delaware law generally applicable to directors of a Delaware corporation. No member of the Audit Committee shall participate in any review, consideration or approval of any Related Person Transaction with respect to which the member or any of his or her immediate family members has an interest.
The Audit Committee shall adopt any further policies and procedures relating to the approval of Related Person Transactions that it deems necessary or advisable from time to time.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Executive Officer Compensation
This section discusses the material components of the executive compensation program for our named executive officers who are named in the “Summary Compensation Table” below, which such named executive officers consist of (a) any persons who served as our principal executive officer during any part of the year ended December 31, 2024; (b) each of our two most highly compensated executive officers other than our principal executive officer who served as executive officers at the end of 2024; and (c) up to two additional individuals for whom disclosure would have been provided under clause (b) but for the fact that the person was not serving as an executive officer at the end of the fiscal year ended December 31, 2024. For the year ended December 31, 2024, our “named executive officers” and their positions were as follows:
•	Jon Olsen, former Chief Executive Officer;
•	Stephen Purcell, former Chief Financial Officer;
•	Gil Issachar, Chief Technology Officer;
•	Samer Kaba, Former Chief Medical Officer;
•	David Johnson, former Executive Chairman; and
•	Paul Krzywicki, Chief Financial Officer
This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs.
Summary Compensation Table - Years Ended December 31, 2024 and 2023
The following table sets forth information concerning the compensation of our named executive officers for the fiscal years ended December 31, 2024 and 2023. All amounts in the table below are rounded to the nearest whole dollar.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	All other compensation ($)	Total ($)
Jon Olsen Former Chief Executive Officer	2023	$168,380	$—	$—(3)	$—(5)	$—	$168,380
	2024	$179,980	$—	$204,757(3)	$358,231(5)	$—	$742,968
Stephen Purcell(2) Former Chief Financial Officer	2023	$121,184	$—	$—	$—(6)	$—	$121,184
	2024	$16,497	$—	$—	$—(6)	$—	$16,497
Gil Issachar Chief Technology Officer	2023	$133,556	$12,575	$—(4)	$—(7)	$46,738	$192,869
	2024	$179,459	$13,687	$204,757(4)	$358,231(7)	$47,849	$803,967
Samer Kaba Former Chief Medical Officer	2023	$—	$—	$—	$—	$—	$—
	2024	$97,000	$—	$—	$42,515(8)	$—	$139,515
Dave Johnson Former Executive Chairman	2023	$—	$—	$—	$—	$—	$—
	2024	$72,500	$—	$—	$—	$—	$72,500
Paul Krzywicki Chief Financial Officer	2023	$—	$—	$—	$—	$—	$—
	2024	$98,629	$—	$—	$56,333(9)	$—	$154,962

(1)
Amounts reflect the full grant-date fair value of option awards granted during the relevant fiscal year computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. Firefly provides information regarding the assumptions used to calculate the value of all option awards made to its executive officers in Note 12 to the audited consolidated financial statements for the year ended December 31, 2024 contained in the Company’s Form 10-K filed with the SEC on April 3, 2025.

(2)	On March 7, 2024, Stephen Purcell resigned as our Chief Financial Officer upon the appointment of our current Chief Financial Officer, Paul Krzywicki
(3)	Consists of a restricted share units to purchase valued at $200,000 to Mr. Olsen on July 8, 2023. These shares units vest once the Company lists on a recognized North American Stock Exchange.
(4)	Consists of a restricted share units to purchase valued at $200,000 to Mr. Issachar on July 8, 2023. These shares vest once the Company lists on a recognized North American Stock Exchange.

(5)
Consists of a grant of options to purchase 75,417 (post merger) shares of Common Stock made to Mr. Olsen on July 8, 2023, of which 47,241 are exercisable as of December 31, 2024. The options have a term of 5 years and an exercise price equal to a 25% discount to the issue price of Firefly’s equity securities in an initial public offering that results in our Common Stock being listed on the Nasdaq Stock Market or another recognized securities exchange or traded on the over-the-counter market.

(6)
Consists of a grant of options to purchase 11,037 shares of Common Stock made to Mr. Purcell on July 8, 2023, of which 0 are exercisable as of December 31, 2024. The options have a term of 5 years and an exercise price equal to a 25% discount to the issue price of Firefly’s equity securities in an initial public offering that results in our Common Stock being listed on the Nasdaq Stock Market or another recognized securities exchange or traded on the over-the-counter market.

(7)
Consists of a grant of options to purchase 75,417 (post merger) shares of Common Stock made to Mr. Issachar on July 8, 2023, of which 47,241 are exercisable as of December 31, 2024. The options have a term of 5 years and an exercise price equal to a 25% discount to the issue price of Firefly’s equity securities in an initial public offering that results in our Common Stock being listed on the Nasdaq Stock Market or another recognized securities exchange or traded on the over-the-counter market.

(8)
Consists of a grant of options to purchase 8,320 shares of Common Stock made to Mr. Kaba on June 10, 2024, of which 1,572 are exercisable as of December 31, 2024. The options have a term of 5 years and an exercise price equal to a 25% discount to the issue price of Firefly’s equity securities in an initial public offering that results in our Common Stock being listed on the Nasdaq Stock Market or another recognized securities exchange or traded on the over-the-counter market.

(9)
Consists of a grant of options to purchase 11,024 shares of Common Stock made to Mr. Krzywicki on March 1, 2024, of which 3,113 are exercisable as of December 31, 2024. The options have a term of 5 years and an exercise price equal to a 25% discount to the issue price of Firefly’s equity securities in an initial public offering that results in our Common Stock being listed on the Nasdaq Stock Market or another recognized securities exchange or traded on the over-the-counter market.

Management Employment and Consulting Agreements
We have entered into written employment agreements or other arrangements with Gil Issachar, Paul Krzywicki, Greg Lipschitz, and David DeCaprio, and prior to Stephen Purcell’s resignation, we had entered into a consulting agreement with ElMindA Ltd., pursuant to which Mr. Purcell served as our Chief Financial Officer. The material terms of the employment agreements or other arrangements with such individuals, as applicable and as currently in effect, are summarized below.
Gil Issachar, Chief Technology Officer
Effective February 2, 2017, we and Mr. Issachar entered into an employment agreement, which was subsequently amended by four amendments dated April 28, 2018, December 16, 2018, July 1, 2019 and December 11, 2019, respectively, each of which raised Mr. Issachar’s base salary in connection with promotions or other events, and that certain Contract Addendum, dated June 21, 2021 (such agreement, as amended, the “Issachar Employment Agreement”), pursuant to which Mr. Issachar was hired as a research and data scientist. Mr. Issachar now serves as our Chief Technology Officer. Under the Issachar Employment Agreement, as amended, Mr. Issachar is entitled to a monthly base salary of approximately $13,340 on an as-converted basis in U.S. dollars. Mr. Issachar also received bonus compensation in the form of a one-time lump-sum cash payment equal to two months of salary in 2021, pursuant to the addendum to the Issachar Employment Agreement. Mr. Issachar will also be entitled to an annual bonus in the amount of one month’s salary at the end of each calendar year. Firefly also agrees to provide contributions for the cost of pension and education funds, managers’ insurance, disability policies, and other benefits for Mr. Issachar during the term of employment under the Issachar Employment Agreement.
Mr. Issachar’s employment with us pursuant to the Issachar Employment Agreement commenced as of the effective date of the Issachar Employment Agreement and will continue until terminated by either party, with such termination effective upon the provision of written notice to the other party. In any event of termination of employment by applicable prior written notice, Firefly shall be entitled to terminate Mr. Issachar’s employment, immediately or at any time during the prior notice period, and in such event, if and to the extent required by applicable law, Firefly shall pay Mr. Issachar full or partial prior notice redemption, as applicable. Notwithstanding the foregoing, in the event of termination of the Issachar Employment by us for cause, we shall not be required to pay the redemption of the advance notice period.
The Issachar Employment Agreement also contains certain standard confidentiality and assignment of inventions provisions.
Paul Krzywicki, Chief Financial Officer
On November 13, 2023, we entered into consulting agreement with Paul Krzywicki (the “Krzywicki Consulting Agreement”), pursuant to which Mr. Krzywicki acted as controller of the Company. Mr. Krzywicki now serves as our Chief Financial Officer. Under the Krzywicki Consulting Agreement, Mr. Krzywicki is entitled a monthly payment of approximately $7,845 on an as-converted basis in U.S. dollars and the Company shall reimburse

Mr. Krzywicki for all reasonable ordinary and customary business expenditures incurred in connection with his service provided to the Company. The Krzywicki Consulting Agreement commences on November 13, 2023 and may be terminated by either the Company or Mr. Krzywicki upon providing fifteen (15) days advance written notice.
On June 27, 2024, we entered into a master services agreement with Deel, Inc. (together with its affiliates, the “Deel Group”), pursuant to which Deel Group provides consulting services to the Company. On March 12, 2025, Deel Group and Mr. Krzywicki entered into an employment agreement (the “Krzywicki Employment Agreement”), which supersedes and replaces the Krzywicki Consulting Agreement. Under the Krzywicki Employment Agreement, Mr. Krzywicki is entitled to an annual salary of approximately $122,100 and internal allowances incurred in connection with Mr. Krzywicki’s service. The Krzywicki Employment Agreement also contains certain standard confidentiality provisions. The Krzywicki Employment Agreement commenced on March 15, 2025. On August 29, 2025, the Deel Group and Mr. Krzywicki entered into an amendment to the Krzywicki Employment Agreement, pursuant to which Mr. Krzywicki’s annual gross base salary is increased to approximately US$157,000 effective September 1, 2025. All other terms and conditions of the Krzywicki Employment Agreement remain unchanged and in full force and effect.
Greg Lipschitz, Chief Executive Officer
On March 27, 2025, we entered into the Lipschitz Employment Agreement with Greg Lipschitz, pursuant to which Mr. Lipschitz acted as the Chief Executive Officer of the Company. Under the Lipschitz Employment Agreement, Mr. Lipschitz is entitled to a base salary of $300,000 per year and eligible to receive an annual cash bonus equal to fifty percent (50%) of the annual base salary as of December 31 of the applicable fiscal year and performance bonus. Mr. Lipschitz is also entitled to an award of restricted stock units under the Plan that represents, in the aggregate, three percent (3.0%) of our issued and outstanding Common Stock, determined on a fully diluted basis, as of the date of the Lipschitz Employment Agreement, which one and one-half percent (1.5%) of such award shall vest monthly in thirty-six (36) equal monthly installments, subject to satisfaction of Mr. Lipschitz’s continuous service; and the remaining one and one-half percent (1.5%) of such award shall vest at a rate of zero point five percent (0.5%) per year over three years, contingent upon the achievement of annual performance targets which these annual performance targets will be mutually reviewed and determined by both parties and approved by the Board or the Compensation Committee at the beginning of each calendar year.
The initial term of the Lipschitz Employment Agreement is three years commencing on January 6, 2025 unless terminated earlier by either party in accordance with the terms of the Lipschitz Employment Agreement and will be renewed automatically for an additional one year if neither party provides a notice of termination within thirty (30) days prior to the expiration of the application term. If the Company terminates Mr. Lipschitz without cause, Mr. Lipschitz will be entitled to the following severance payments: (i) cash in the amount of annual base salary in effect on the date of such termination plus any annual cash bonus payable in 12 monthly installments; and (ii) all outstanding equity compensation granted to Mr. Lipschitz which are deemed to vest over the following 12 months from the date of termination shall vest immediately. If the Company terminates Mr. Lipschitz upon a Change of Control (as defined in the Lipschitz Employment Agreement), Mr. Lipschitz will be entitled to severance payments: (i) in cash in the amount of the annual base salary in effect on the date of such termination payable in one single lump sum plus any annual cash bonus Mr. Lipschitz is entitled to; and (ii) all outstanding equity compensation granted to Mr. Lipschitz shall vest immediately. The payment of severance may be conditioned on receiving a release of any and all claims that Mr. Lipschitz may have against the Company.
Mr. Lipschitz was required to sign an Employee Confidential Information and Inventions Assignment Agreement, dated as of March 27, 2025, which prohibits unauthorized use or disclosure of the Company’s proprietary information, contains a general assignment of rights to inventions and intellectual property rights, non-competition provisions that apply during the term of employment, non-solicitation provisions that apply during the term of employment and for one year after the term of employment, and non-disparagement provisions that apply during and after the term of employment.
David DeCaprio, Chief Operating Officer
On April 18, 2025, we entered into the DeCaprio Employment Agreement with David DeCaprio, pursuant to which Mr. DeCaprio acted as the President and Chief Operating Officer of the Company. Under the DeCaprio Employment Agreement, Mr. DeCaprio is entitled to a base salary of $250,000 per year and is eligible to receive an annual cash bonus up to fifty percent (50%) of the annual base salary as of December 31 of the applicable fiscal year and a performance bonus. Mr. DeCaprio is also entitled to an award of restricted stock units under the Firefly Neuroscience, Inc. 2024 Long-Term Incentive Plan that represents, in the aggregate, two percent (2.0%) of the issued and outstanding common stock, determined on a fully diluted basis, as of the date of the March 27, 2025, which 131,976 of the RSUs shall vest quarterly in twelve (12) equal quarterly installments beginning on June 27, 2025, subject to satisfaction of Mr. DeCaprio’s continuous service; and the remaining 131,976 of the RSUs shall vest at a rate of zero point thirty four percent (0.34%) in the first year and zero point thirty three percent (0.33%) per year over remaining two years, from March 27, 2025, contingent upon the achievement of annual performance targets related to the Company.
The initial term of the DeCaprio Employment Agreement is three (3) years commencing on April 18, 2025, unless terminated earlier by either party in accordance with the terms of the DeCaprio Employment Agreement and will be renewed automatically for an additional one year if neither party provides a notice of termination within thirty (30) days prior to the expiration of the application term.
If the Company terminates Mr. DeCaprio for Cause (as defined in the DeCaprio Employment Agreement), Mr. DeCaprio will be entitled to receive only the accrued amounts, which consist of: (i) any accrued but unpaid base salary, annual bonus, and accrued unused vacation, payable within six (6) days of termination in accordance with the Company’s customary payroll practices; (ii) reimbursement for properly incurred and unreimbursed business expenses; and (iii) any vested employee benefits to which Mr. DeCaprio is entitled under the Company’s benefit plans as of the termination date. Mr. DeCaprio is entitled to fifteen (15) business days’ written notice and an opportunity to cure any curable breaches, except in the case of certain specified conduct deemed incurable. A termination will not be deemed for Cause unless the Board, by majority vote and following written notice and an opportunity to be heard, determines that Cause exists based on the enumerated grounds.
If the Company terminates Mr. DeCaprio without cause or if Mr. DeCaprio resigns for Good Reason (as defined in the DeCaprio Employment Agreement), and subject to the execution and non-revocation of a general release of claims in favor of the Company and its affiliates within sixty (60) days following the termination date, Mr. DeCaprio will be entitled to receive the following severance benefits: (a) continued payment of annual base salary for a period of (i) six (6) months if such termination occurs within the first twelve (12) months of the employment, (ii) nine (9) months if such termination occurs between twelve (12) and twenty-four (24) months of employment, or (iii) twelve (12) months if such termination occurs thereafter; (b) continued quarterly payments of Minimum 2025 Annual Bonus and Minimum 2026 Annual Bonus (as defined in the DeCaprio Employment Agreement) for twelve (12) months following the termination date; and (c) certain COBRA reimbursement if Mr. DeCaprio timely elects COBRA coverage.
If the Company terminates Mr. DeCaprio for cause or the employment is terminated by Mr. DeCaprio for Good Reason within twelve (12) months following a change in control, Mr. DeCaprio will be entitled to receive: (a) a lump sum cash payment equal to Mr. DeCaprio’s then-current base salary and target bonus for the year in which such termination occurs (or, if greater, the base salary and bonus for the prior year), payable within sixty (60) days following the termination date; (b) certain COBRA reimbursement; and (c) all unvested stock options granted during the employment term shall become fully vested and exercisable for their full term, and (ii) all outstanding equity-based compensation awards shall become fully vested and the restrictions thereon shall lapse.
Mr. DeCaprio and the Company also entered into an Employee Confidential Information and Inventions Assignment Agreement, executed on April 18, 2025 (the “DeCaprio Confidentiality Agreement”), which prohibits unauthorized use or disclosure of the Company’s proprietary information, contains a general assignment of rights to inventions and intellectual property rights, noncompetition provisions that apply during the term of employment, non-solicitation provisions that apply during the term of employment and for one year after the term of employment, and non-disparagement provisions that apply during and after the term of employment.
Stephen Purcell, Former Chief Financial Officer
On May 13, 2021, we entered into a consulting agreement with ElMindA Ltd. (the “Purcell Agreement”), pursuant to which we retained Stephen Purcell as our Project Coordinator, and on November 23, 2021, Mr. Purcell was appointed as our Chief Financial Officer. The term of the Purcell Agreement commenced on May 17, 2021, and could be terminated by either us or Mr. Purcell with requisite notice pursuant to the terms and conditions of the Purcell Agreement. Pursuant to the Purcell Agreement, Mr. Purcell was entitled to a fee of $12,500 per month. The Purcell Agreement also contained certain non-solicitation, non-competition and confidentiality provisions customary for agreements of such nature. On March 7, 2024, Mr. Purcell resigned as our Chief Financial Officer upon the appointment of Paul Krzywicki as our Chief Financial Officer.

Additional Equity Compensation to Executive Officers
Equity Compensation
We have offered stock options to our named executive officers (in addition to certain non-executive employees) as the long-term incentive component of our compensation program. Our stock options are subject to the terms and conditions of our 2007 Incentive Plan and allow employees to purchase shares of our Common Stock at a price per share not less than the fair market value of a share of our Common Stock on the date of grant. Other terms of such stock options, such as vesting schedules, exercise periods and forfeiture upon termination of the participant’s employment with us, are subject to the discretion of the Board and as set forth in the individual award agreements evidencing the grant of such options.
On November 17, 2022, Mr. Olsen was granted options to purchase 11,677 shares of our Common Stock, at an exercise price of $28.85. All such options vest monthly. The options have a term of ten years and expire on November 17, 2032. 8,379 of such options are currently exercisable.
On July 8, 2023, Mr. Olsen was granted options to purchase 75,417 (post merger) shares of our Common Stock, at an exercise price described in footnote (5) above. All such options vest monthly. The options had an original term of five years from the date of grant, subject to earlier termination in the case of Mr. Olsen’s termination of employment with us, death, disability, retirement or termination for cause. 47,241 of such options are currently exercisable.
On July 8, 2023, Mr. Olsen was granted restricted share units valued at $200,000. These share units vest once the Company lists on a recognized North American Stock Exchange where the opening price is used to calculate the quantity.
On November 17, 2022, Mr. Issachar was granted options to purchase 2,919 shares our Common Stock, at an exercise price of $28,85. All such options vest monthly. The options have a term of ten years and expire on November 17, 2032. 2,095 of such options are currently exercisable.
On July 8, 2023, Mr. Issachar was granted options to purchase 75,417 (post merger) shares of our Common Stock, at an exercise price of described in footnote (7) above. All such options vest monthly. The options had an original term of five years from the date of grant, subject to earlier termination in the case of Mr. Issachar’s termination of employment with us, death, disability, retirement or termination for cause. 47,241 of such options are currently exercisable.
On July 8, 2023, Mr. Issachar was granted restricted share units valued at $200,000. These share units vest once the Company lists on a recognized North American Stock Exchange where the opening price is used to calculate the quantity.
On November 17, 2022, Mr. Purcell was granted options to purchase 5,839 shares our Common Stock, at an exercise price of $28.85. All such options vest monthly. The options have a term of ten years and expire on November 17, 2032. 0 of such options are currently exercisable.
On July 8, 2023, Mr. Purcell was granted options to purchase 11,037 shares of our Common Stock, at an exercise price of described in footnote (6) above. All such options vest monthly. The options had an original term of five years from the date of grant, subject to earlier termination in the case of Mr. Purcell’s termination of employment with us, death, disability, retirement or termination for cause. 0 of such options are currently exercisable.
On June 10, 2024, Mr. Kaba was granted options to purchase 8,320 (post merger) shares of our Common Stock, at an exercise price of described in footnote (5) above. All such options vest monthly. The options had an original term of five years from the date of grant, subject to earlier termination in the case of Mr. Kaba’s termination of employment with us, death, disability, retirement or termination for cause. 1,572 of such options are currently exercisable.
On March 1, 2024, Mr. Krzywicki was granted options to purchase 11,024 (post merger) shares of our Common Stock, at an exercise price of described in footnote (5) above. All such options vest monthly. The options had an original term of five years from the date of grant, subject to earlier termination in the case of Mr. Krzywicki’s termination of employment with us, death, disability, retirement or termination for cause. 3,113 of such options are currently exercisable. On March 10, 2025, Mr. Krzywicki was granted an incentive stock option to purchase 15,000 shares of our Common Stock, par value $0.0001 per share, and a restricted award of 10,000 restricted stock units, under the Plan, subject to the Company’s standard form of incentive stock option agreement and restricted stock unit agreement for the Plan.
On April 18, 2025, pursuant to the Lipschitz Employment Agreement, Mr. Lipschitz was granted an award of up to 395,927 RSUs under the Plan, subject to the Company’s standard form of restricted stock unit agreement for the Plan, which 197,963 of the RSUs shall vest monthly in thirty-six (36) equal monthly installments beginning on April 27,

2025, subject to satisfaction of Lipschitz’s continuous service; and the remaining 197,964 of the RSUs shall vest at a rate of 65,988 per year over three years from March 27, 2025, contingent upon (i) the achievement of annual performance targets related to the Company, and (ii) there being sufficient authorized shares under the Plan; provided that if there are not sufficient authorized shares under the Plan, the Company shall use its best efforts to obtain shareholder approval of an increase in the number of authorized shares under the Plan such that there will be sufficient authorized shares under the Plan to allow for this performance grant.
On April 18, 2025, pursuant to the DeCaprio Employment Agreement, Mr. DeCaprio was granted an award of up to 263,952 RSUs under the Plan, subject to the Company’s standard form of restricted stock unit agreement for the Plan, which 131,976 of the RSUs shall vest quarterly in twelve (12) equal quarterly installments beginning on June 27, 2025, subject to satisfaction of Mr. DeCaprio’s continuous service; and the remaining 131,976 of the RSUs shall vest at a rate of zero point thirty four percent (0.34%) in the first year and zero point thirty three percent (0.33%) per year over remaining two years, from March 27, 2025, contingent upon the achievement of annual performance targets related to the Company.
Other Elements of Compensation
Pursuant to the terms of their respective employment agreements or arrangements, we provide and cover the costs of disability insurance policies and provide contributions to a pension fund for each of Mr. Olsen and Mr. Issachar. For the years ended December 31, 2023, there were no health insurance expenses for Mr. Olsen. Health Insurance was offered as of February 2024.
Potential Payments Upon Termination of Employment or Change in Control
Upon consummation of the Merger, each outstanding option to acquire shares of Private Firefly’s Common Stock held by executive officers was converted into an option to acquire shares of Firefly’s Common Stock, post-Merger. In addition, our executive officers also have certain rights to indemnification or to directors’ and officers’ liability insurance that survived the completion of the Merger.
Pay Versus Performance
As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain of our financial performance. For the most recently completed fiscal year, we did not use any “financial performance measures” as defined in Item 402(v) of Regulation S-K to link compensation paid to our named executive officers (our “NEOs”), to our performance. We are a “smaller reporting company,” as defined in Rule 12b-2 under the Exchange Act, and have elected to provide in this proxy statement certain scaled disclosures permitted under the Exchange Act for smaller reporting companies. For further information regarding our compensation philosophy and how we seek to align executive compensation with our performance, refer to the section titled “Executive Officer and Director Compensation” above.
The following table shows the past three fiscal years’ total compensation for our principal executive officer (“PEO”) and non-PEO NEOs as set forth in the Summary Compensation Table (“SCT”), the compensation actually paid (“CAP”) to our NEOs (as determined pursuant to SEC rules), our total shareholder return (“TSR”), and our net loss. SEC rules require certain adjustments be made to the SCT totals to determine CAP as reported in the pay versus performance table. CAP does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a valuation calculated under applicable SEC rules. The methodology for calculating CAP as required by Item 402(v) of Regulation S-K takes into account (among other things) changes in share price and its impact on the fair value of equity awards.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(5)	Net Loss(6)
2024	$742,968	$399,799	$325,147	$201,272	$3.67	$ (10,460,000)
2023	$ 168,380	$9,932	$ 157,207	$97,606	$2.47	$(2,603,000)
2022	$ 414,042	$ 380,400	$ 291,575	$ 284,018	$ 39.97	$(3,904,000)
(1)
The dollar amounts reported are the amounts of total compensation reported for our PEO, Jon Olsen, for each corresponding year in the “Total” column of the SCT. Refer to “Summary Compensation Table – Years Ended December 31, 2024 and 2023”.

(2)
The dollar amounts reported represent the amount of CAP for our PEO. The dollar amounts reported are the amounts of total compensation reported in the SCT for the applicable year, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) the value of equity awards issued and vested during the reported fiscal year. See the table below for further information.

(3)
The dollar amounts reported for 2023 and 2022 are the average of the total compensation reported for our NEOs, other than our PEO, namely, Stephen Purcell and Gil Issachar, in the “Total” column of the SCT. The dollar amounts reported for 2024 are the average of the total compensation reported for our NEOs, other than our PEO, namely Stephen Purcell, Gil Issachar and Paul Krzywicki, in the “Total” column of the SCT. Refer to “Summary Compensation Table – Years Ended December 31, 2024 and 2023”. On March 7, 2024, Mr. Purcell resigned as our Chief Financial Officer upon the appointment of our current Chief Financial Officer, Mr. Krzywicki, on the same date. The inclusion of these three non-PEO NEOs during 2024, two of whom occupied the same position during the year, has the effect of reducing the average compensation amounts reported.

(4)
The dollar amounts reported represent the average amount of CAP for our NEOs, other than our PEO. The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our PEO, in the SCT for the applicable year, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year. See the table below for further information.

(5)
Assumes an initial fixed investment of $100 for the period starting December 31, 2021, through the end of each listed year. Prior to the merger with WaveDancer on August 12, 2024, the fair value of a share of Firefly Neuroscience private company common stock was estimated to be $28.82 and $1.78 as of December 31, 2022 and 2023, respectively. Following the merger, the closing price of the Company’s common stock, as reported on Nasdaq Capital Market, was $2.65 as of December 31, 2024.

(6)
For 2023 and 2022, represents the stand-alone private company net loss of Firefly Neuroscience, Inc. (“Firefly”), prior to the merger with WaveDancer. For 2024, represents the Company’s net loss as reported on its Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on April 3, 2025.

The following table summarizes the adjustments to the total compensation reported in the SCT for each of the PEO and the average of non-PEO NEOs in calculating CAP for the most recent fiscal year:

Compensation Actually Paid	PEO	Average Non-PEO NEOs
Summary Compensation Table – Total Compensation	$742,968	$325,147
- Grant Date Fair Value of Equity Awards	(562,988)	(206,441)
- Fair Value at Prior Year-End for Awards Granted in Prior Years Forfeited During the Current Year	—	(771)
+ Fair Value at Year-End of Outstanding Unvested Awards Granted During the Year	51,755	21,390
+ Change in Fair Value of Outstanding Unvested Awards from Prior Year to Current Year	974	81
+ Change in Fair Value of Current Year Awards Vesting During the Year	166,998	61,859
+ Change in Fair Value of Prior Year Awards Vesting During the Year	92	7
Compensation Actually Paid	$399,799	$201,272

In accordance with Item 402(v) requirements, the fair values of unvested and outstanding equity awards were remeasured as of the end of each fiscal year, and as of each vesting date, during the years displayed in the table above. For a discussion of the assumptions made in the valuation of grants, see Note 16 to the Consolidated Financial Statements included in our Form 10-K.

Analysis of the Information Presented in the Pay versus Performance Table
Compensation Actually Paid and Net Loss
The following chart sets forth the relationship between CAP to our PEO and our non-PEO NEOs, and our net loss during the three most recently completed fiscal years:

From 2022 to 2023, our net loss decreased, while the CAP to our PEO and non-PEO NEOs decreased. From 2023 to 2024, our net loss increased, while the CAP to our PEO and non-PEO NEOs increased.
Compensation Actually Paid and Cumulative TSR
The following chart sets forth the relationship between CAP to our PEO and non-PEO NEOs, and the our cumulative TSR over the three most recently completed fiscal years:

During 2022 and 2023, the value of an initial fixed investment of 100 in our common stock based on cumulative TSR decreased each year. During 2024, the value of an initial fixed investment of $100 in our common stock based on cumulative TSR increased slightly as compared to 2023. The CAP to our PEO and non-PEO NEOs decreased from 2022 to 2023 and then increased from 2023 to 2024. Equity awards are a significant component of our executive compensation program. Therefore, cumulative TSR has a significant impact on our CAP, particularly for executives who have been with us for several years and who have multiple years of outstanding awards. The impact is more pronounced for our PEO, given the heavier weighting of stock options as part of his compensation versus the other NEOs. The methodology for calculating CAP as required by Item 402(v) of Regulation S-K takes into account (among other things) the weighting of equity in our compensation programs. The decrease in CAP for the PEO and other NEOs during 2023 is primarily the result of the decline in our stock price during 2023 and the increase in CAP for the PEO and other NEOs during 2024 is primarily the result of equity grants during the year.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information concerning the outstanding equity awards that have been previously awarded to each of Firefly’s named executive officers and which remain outstanding as of December 31, 2024. Firefly does not have any equity incentive plans other than the Firefly 2007 Incentive Plan and the Firefly 2023 Incentive Plan. As of the date hereof, there are no share-based award plans for any of Firefly’s named executive officers or directors. All options vest monthly, beginning as of their respective grant dates and reflect adjustment for the Exchange Ratio.

Named Executive Officer	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price	Option expiration date
Jon Olsen (former Chief Executive Officer)(1)	139	—	—	$28.85	9/25/2030
	2,635	—	—	$28.85	12/14/2030
	832	—	—	$28.85	6/21/2031
	8,379	3,298	—	$28.85	11/17/2032
	47,241	28,177	—	$5.18	7/8/2028
Gil Issachar	13	—	—	$72.12	8/13/2018
	222	—	—	$28.85	10/14/2030
	76	—	—	$28.85	4/1/2031
	1,308	—	—	$28.85	6/21/2031
	2,095	824	—	$28.85	11/17/2032
	47,241	28,177	—	$5.18	7/8/2028
Stephen Purcell (former Chief Financial Officer)	—	—	—	$28.85	6/21/2031
	—	—	—	$28.85	11/17/2032
	—	—	—	$5.18	7/8/2028
Samer Kaba (former Chief Medical Officer)	1,572	6,748	—	$5.18	6/10/2029
Paul Krzywicki (Chief Financial Officer)	3,113	7,911	—	$5.18	3/1/2029

(1)	Mr. Olsen was removed from his position as the Company’s Chief Executive Officer by the Board without cause on January 6, 2025.
Additional Narrative to Named Executive Officer Compensation
Retirement Benefits
We have not maintained, and do not currently maintain, a defined benefit pension plan, nonqualified deferred compensation plan or other retirement benefits other than plans that do not discriminate in scope, terms or operation, in favor of executive officers of the registrant and that are available generally to all salaried employees.
Potential Payments Upon Termination or Change in Control
None of our named executive officers was entitled to severance compensation during the fiscal year ended December 31, 2024, except as described in “-Management Employment and Consulting Agreements”.
Firefly 2007 Incentive Plan
Firefly adopted the Firefly 2007 Share Option Plan (the “Firefly 2007 Incentive Plan”) in 2007 for the purpose of granting stock options to employees, service providers, and consultants under Israeli law. The Firefly 2007 Incentive Plan provides for grants to be issued at the determination of the Board and/or any committee of the Board so appointed by the Board in accordance with applicable laws.
At the effective time of the merger, WaveDancer will assume all of Firefly’s rights and obligations under all stock options granted under the Firefly 2007 Incentive Plan that are outstanding immediately prior to the effective time of the merger. In addition, the Firefly 2007 Incentive Plan will be assumed by WaveDancer at the effective time of the merger, provided that no additional awards may be issued thereunder.

Authorized Shares. A total of 300,000 shares of Firefly Common Stock have been authorized for the grant of awards under the Firefly 2007 Incentive Plan.
Plan Administration. The Firefly 2007 Incentive Plan is administered by the Board, either directly or upon the recommendation of any committee of the Board so appointed by the Board (the “Committee”). Except as otherwise provided in the Firefly 2007 Incentive Plan, the Committee shall have the power to recommend to the Board, and the Board has full power and authority, to designate optionees, determine the terms and provisions of stock option agreements, determine the fair market value of the shares of Common Stock covered by each stock option, classify whether an award shall be granted pursuant to Section 102 (as defined below) or Section 3(i) (as defined below), designate grants made pursuant to Section 102 as either grants made through a trustee or not through a trustee, alter any restrictions and conditions of any awards, and make all other determinations deemed necessary or advisable for the administration of the Firefly 2007 Incentive Plan.
Stock Options. The Firefly 2007 Incentive Plan provides for the grant of stock options pursuant and subject to (i) Section 102 of the Israeli Income Tax Ordinance (New Version), 1961 (the “Income Tax Ordinance”) or any provision which may amend or replace it and any regulations, rules, orders or procedures promulgated thereunder (collectively, “Section 102”) and to classify them as (x) either grants made through a trustee or not through a trustee; and (y) grants qualified under capital gain or ordinary income tax treatment; and (ii) Section 3(i) of the Income Tax Ordinance (“Section 3(i)”). In connection with a grant of stock options, grantees receive the right to purchase a specified number of shares of Common Stock at a specified option exercise price, vesting schedule, and other terms and conditions as are specified by the Board and included in the applicable award agreement. The purchase price of each share of Common Stock shall be determined by the Committee in its sole and absolute discretion in accordance with applicable law, subject to any guidelines as may be determined by the Board from time to time.
Options may be exercised by the optionee by giving written notice to Firefly and/or to any third party designated by Firefly, in such form and method as may be determined by Firefly and when applicable, by the trustee in accordance with the requirements of Section 102, which exercise shall be effective upon receipt of such notice and the payment of the purchase price. Such notice shall specify the number of shares of Common Stock with respect to which the option is being exercised. Options may be exercised by the optionee in whole at any time or in part from time to time, to the extent that the options become vested and exercisable, prior to their expiration date, and provided that the optionee is employed by or providing services to Firefly or any of its affiliates during the period beginning with grant date and ending upon the date of exercise. Options, to the extent not previously exercised, shall terminate upon the earlier of: (i) the date set forth in the option agreement; (ii) ninety days after a termination without cause; (iii) six months following a termination as a result of death or disability; or (iv) if further extended by the Committee prior to date of termination.
Dividends. With respect to all shares of Common Stock allocated or issued upon the exercise of options purchased by the optionee and held by the optionee or by the trustee, as the case may be, the optionee shall be entitled to receive dividends in accordance with the quantity of such shares of Common Stock, subject to Firefly’s Articles of Association (and all amendments thereto) and any applicable taxation on distribution of dividends and, when applicable, subject to the provisions of Section 102 and the rules, regulations or orders promulgated thereunder.
Certain Adjustments; Corporate Transaction Events. In the event of a merger, acquisition or reorganization of Firefly with one or more other entities in which Firefly is not the surviving entity or a sale of all or substantially all of the assets of Firefly, the Board or the Committee may resolve that the unexercised options then outstanding under the Firefly 2007 Incentive Plan shall be assumed or substituted for an appropriate number of shares or other securities of the successor company (or a parent or subsidiary of the successor company) as were distributed to the shareholders of Firefly in connection and with respect to such a transaction. In the case of such assumption and/or substitution of options, appropriate adjustments shall be made to the purchase price so as to reflect such action and all other terms and conditions of the option agreements shall remain unchanged, including, but not limited to, the vesting schedule, subject to the determination of the Committee or the Board, which determination shall be in their sole and absolute discretion.
Amendment, Termination. The Board may at any time, but when applicable, after consultation with the trustee, amend, alter, suspend or terminate the Firefly 2007 Incentive Plan. No amendment, alteration, suspension, or termination of the Firefly 2007 Incentive Plan shall impair the rights of any optionee, unless mutually agreed otherwise between the optionee and Firefly, which agreement must be in writing and signed by the optionee and Firefly. Termination of the Firefly 2007 Incentive Plan shall not affect the Committee’s ability to exercise the powers granted to it under the Firefly 2007 Incentive Plan prior to the date of such termination.
Firefly 2023 Incentive Plan
Firefly adopted the Firefly 2023 Omnibus Equity Incentive Plan (the “Firefly 2023 Incentive Plan”) on July 8, 2023. The Firefly 2023 Incentive Plan was adopted to advance the interest of Firefly’s stockholders by enhancing Firefly’s ability to attract, retain, and motivate persons who are expected to make important contributions to Firefly by (i) providing Firefly with a mechanism to attract, retain and motivate highly qualified directors, officers, employees and consultants, (ii) aligning the interests of such persons with those of Firefly’s stockholders, and (iii) enabling and encouraging such persons to participate in the long-term growth of Firefly. The Firefly 2023 Incentive Plan authorizes the grant of stock options, share appreciation rights, deferred share units, restricted share units, and performance share units, or a combination of the foregoing.
At the effective time of the merger, we assumed all of Firefly’s rights and obligations under all stock options granted under the Firefly 2023 Incentive Plan that are outstanding immediately prior to the effective time of the merger. In addition, the Firefly 2023 Incentive Plan will be assumed by WaveDancer at the effective time of the merger, provided that no additional awards may be issued thereunder.
Authorized Shares. A total of 4,440,355 shares of Common Stock have been authorized for the grant of awards under the Firefly 2023 Incentive Plan.
Plan Administration. The Firefly 2023 Incentive Plan is administered by the Firefly board of directors or if so delegated in whole or in part by the Firefly board of directors, the Compensation Committee of the Firefly board of directors, or any other duly authorized committee of the board of directors appointed by the board of directors to administer the Firefly 2023 Incentive Plan (the “Committee”). The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Firefly 2023 Incentive Plan and any award agreement or other agreement ancillary to or in connection with the Firefly 2023 Incentive Plan, to determine eligibility for awards, and to adopt such rules, regulations and guidelines for administering the Firefly 2023 Incentive Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting award recipients, establishing all award terms and conditions, including grant, exercise price, issue price and vesting terms, whether awards payout in cash or shares where applicable, determining any performance goals applicable to awards and whether such performance goals have been achieved and adopting modifications and amendments to the Firefly 2023 Incentive Plan or any award agreement, including, without limitation, any that are necessary or appropriate to comply with the laws or compensation practices of the jurisdictions in which Firefly and its affiliates operate.
Stock Options. Options granted under the Firefly 2023 Incentive Plan may be granted to participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee in its discretion. Each stock option grant shall be evidenced by an award agreement that shall specify the option price, the duration of the option, the number of shares to which the option pertains, the conditions, if any, upon which an option shall become vested and exercisable, and any such other provisions as the Committee shall determine. Options may not have an exercise price per share of less than 100% of the fair market value of a share on the date of grant. Subject to any provisions of the Firefly 2023 Incentive Plan or the applicable award agreement relating to acceleration of vesting of options, regulatory requirements and the policies of the designated stock exchange or trading platform, the Committee shall determine the vesting provisions of each grant of options at the time. Notwithstanding the foregoing, options granted to any consultant or persons retained to provide investor relations activities shall vest in stages over a period of not less than twelve months with no more than one-quarter of the options vesting in any three-month period. Each option shall expire at such time as the Committee shall determine at the time of grant, provided, however, that, subject to any blackout periods, no option shall be exercisable later than the seventh anniversary date of its grant. The treatment of options under the Firefly 2023 Incentive Plan upon a participant’s termination of employment with or service to Firefly is set forth in the applicable award agreement or the Firefly 2023 Incentive Plan, but in no event can options terminate more than one year following the participant’s termination.
Share Appreciation Rights (“SARS”). Subject to any provisions of the Firefly 2023 Incentive Plan or an applicable award agreement, SARs may be granted to participants at any time and from time to time and upon such terms as shall be determined by the Committee in its discretion. Each SAR award shall be evidenced by an award agreement that shall specify the grant price, the term, and any such other provisions as the Committee shall determine. No SAR shall be exercisable later than the tenth anniversary date of its grant. Upon the exercise of a SAR, a participant shall be entitled to receive payment from Firefly in an amount representing the difference between the of the underlying shares on the date of exercise over the grant price. At the discretion of the Committee, the payment upon the exercise of a SAR may be in cash, shares of equivalent value (based on the fair market value of the shares on the date of exercise of the SAR, as defined in the award agreement or otherwise defined by the Committee thereafter), in some combination thereof, or in any other form approved by the Committee at its sole discretion. The treatment of SARs under the Firefly 2023 Incentive Plan upon a participant’s termination of employment with or service to Firefly is set forth in the applicable award agreement or the Firefly 2023 Incentive Plan, but in no event can SARs terminate more than one year following the participant’s termination.
Deferred Share Units. Subject to any provisions of the Firefly 2023 Incentive Plan or an applicable award agreement, the Committee, at any time and from time to time, may grant Deferred Share Units to participants in such amounts and upon such terms as the Committee shall determine. Each Deferred Share Unit grant shall be evidenced by an award agreement that shall specify the number of Deferred Share Units granted, the settlement date for Deferred Share Units, and any other provisions as the Committee shall determine, including, but not limited to, a requirement that participants pay a stipulated purchase price for each Deferred Share Unit, restrictions based upon the achievement of specific performance criteria, time-based restrictions, restrictions under applicable laws or other requirements, or holding requirements or sale restrictions placed on the shares upon vesting of such Deferred Share Units. The treatment of Deferred Share Units under the Firefly 2023 Incentive Plan upon a participant’s termination of employment with or service to Firefly is set forth in the applicable award agreement or the Firefly 2023 Incentive Plan, but in no event can Deferred Share Units terminate more than one year following the participant’s termination.
Restricted Share Units. Subject to any provisions of the Firefly 2023 Incentive Plan or an applicable award agreement, the Committee, at any time and from time to time, may grant Restricted Share Units to participants in such amounts and upon such terms as the Committee shall determine. Each Restricted Share Unit grant shall be evidenced by an award agreement that shall specify the period of any restrictions, the number of Restricted Share Units granted, the settlement date for Restricted Share Units, whether such Restricted Share Unit is settled in cash, shares or a combination thereof or if the form of payment is reserved for later determination by the Committee, and any such other provisions as the Committee shall determine, provided that unless otherwise determined by the Committee or as set out in any award agreement. The Committee shall impose, in the award agreement at the time of grant, such other conditions and/or restrictions on any Restricted Share Units granted pursuant to the Firefly 2023 Incentive Plan as it may deem advisable, including, without limitation, restrictions based upon the achievement of specific performance criteria, time-based restrictions on vesting following the attainment of the performance criteria, time-based restrictions, restrictions under applicable laws or other requirements.
Performance Share Units. Subject to any provisions of the Firefly 2023 Incentive Plan or an applicable award agreement, the Committee, at any time and from time to time, may grant Performance Share Units to participants in such amounts and upon such terms as the Committee shall determine. Each Performance Share Unit shall have an initial value equal to the fair market value of a share on the date of grant. The Committee shall set performance criteria for a performance period in its discretion, which, depending on the extent to which they are met, will determine, in the manner determined by the Committee and set forth in the award agreement, the value and/or number of each Performance Share Unit that will be paid to the participant. Subject to the terms of the Firefly 2023 Incentive Plan and the applicable award agreement, after the applicable performance period has ended, the holder of Performance Share Units shall be entitled to receive payout on the value and number of Performance Share Units, determined as a function of the extent to which the corresponding performance criteria have been achieved. Notwithstanding the foregoing, Firefly shall have the ability to require the participant to hold any shares received pursuant to such award for a specified period of time. Payment of earned Performance Share Units shall be as determined by the Committee and as set forth in the award agreement. Subject to the terms of the Firefly 2023 Incentive Plan, the Committee, in its sole discretion, may pay earned Performance Share Units in the form of: (i) cash equal to the value of the earned Performance Share Units at the end of the applicable performance period, (ii) a number of shares issued from treasury equal to the number of earned Performance Share Units at the end of the applicable performance period, or (iii) in a combination thereof in the discretion of Firefly. Any shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such awards shall be set forth in the award agreement for the grant of the award or reserved for later determination. The treatment of Performance Share Units under the Firefly 2023 Incentive Plan upon a participant’s termination of employment with or service to Firefly is set forth in the applicable award agreement or the Firefly 2023 Incentive Plan, but in no event can Performance Share Units terminate more than one year following the participant’s termination.

Certain Adjustments; Corporate Reorganization Events. In the event of any corporate event or transaction (collectively, a “Corporate Reorganization”) (including, but not limited to, a change in the shares or the capitalization of Firefly) such as a merger, arrangement, amalgamation, consolidation, reorganization, recapitalization, separation, stock dividend, extraordinary dividend, stock split, reverse stock split, split up, spin-off or other distribution of stock or property of Firefly, combination of securities, exchange of securities, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of Firefly, or any similar corporate event or transaction, the Committee shall make or provide for such adjustments or substitutions, as applicable, in the number and kind of shares that may be issued under the Firefly 2023 Incentive Plan, the number and kind of shares subject to outstanding awards, the option price or grant price applicable to outstanding awards, the limit on issuing awards other than options granted with an option price equal to at least the fair market value of a share on the date of grant or SARs with a grant price equal to at least the fair market value of a share on the date of grant, and any other value determinations applicable to outstanding awards or to the Firefly 2023 Incentive Plan, as are equitably necessary to prevent dilution or enlargement of participants’ rights under the Firefly 2023 Incentive Plan that otherwise would result from such corporate event or transaction. In connection with a Corporate Reorganization, the Committee shall have the discretion to permit a holder of options to purchase (at the times, for the consideration, and subject to the terms and conditions set out in the Firefly 2023 Incentive Plan and the applicable award agreement) and the holder will then accept on the exercise of such option, in lieu of the shares that such holder would otherwise have been entitled to purchase, the kind and amount of shares or other securities or property that such holder would have been entitled to receive as a result of the Corporate Reorganization if, on the effective date thereof, that holder had owned all shares that were subject to the option. Such adjustments shall be made automatically, without the necessity of Committee action, on the customary arithmetical basis in the case of any stock split, including a stock split effected by means of a stock dividend, and in the case of any other dividend paid in shares.
The Committee shall also make appropriate adjustments in the terms of any awards under the Firefly 2023 Incentive Plan as are equitably necessary to reflect such Corporate Reorganization and may modify any other terms of outstanding awards, including modifications of performance criteria and changes in the length of performance periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on participants under the Firefly 2023 Incentive Plan, provided that any such adjustments must comply with Section 409A of the Code with respect to any U.S. participants. Subject to the Firefly 2023 Incentive Plan and any applicable law or regulatory requirement, without affecting the number of shares reserved or available hereunder, the Committee may authorize the issuance, assumption, substitution or conversion of awards under the Firefly 2023 Incentive Plan in connection with any Corporate Reorganization, upon such terms and conditions as it may deem appropriate. Additionally, the Committee may amend the Plan, or adopt supplements to the Firefly 2023 Incentive Plan, in such manner as it deems appropriate to provide for such issuance, assumption, substitution or conversion as provided in the previous sentence.
Amendment, Termination. The Firefly board at any time, and from time to time, may amend or suspend any provision of an award or the Firefly 2023 Incentive Plan, or terminate the Firefly 2023 Incentive Plan, subject to those provisions that require the approval of security holders or any governmental or regulatory body regardless of whether any such amendment or suspension is material, fundamental or otherwise, and notwithstanding any rule of common law or equity to the contrary.
Firefly Neuroscience, Inc. 2024 Long-Term Incentive Plan
Prior to the consummation of the Merger, at a special meeting of WaveDancer’s stockholders on March 14, 2024, the stockholders of WaveDancer considered and approved the WaveDancer 2024 Long-Term Incentive Plan (the “WaveDancer Incentive Plan”). The WaveDancer Incentive Plan was previously approved and adopted, subject to stockholder approval, by the WaveDancer Board on February 1, 2024. On the Closing Date and following the consummation of the Merger, the Board approved the adoption of the WaveDancer Incentive Plan and to change the name of the WaveDancer Incentive Plan to the Firefly Neuroscience, Inc. 2024 Long-Term Incentive Plan.
Purpose. The purpose of the Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of our key employees, key contractors, and non-employee directors of Firefly or any of our subsidiaries. The Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of our Common Stock. The

Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of our key employees, key contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.
2024 Plan Effective Date and Expiration. The Plan was approved by our board of directors on February 1, 2024, subject to the Plan’s approval by our stockholders, and will become effective on the date of such approval (the “2024 Plan Effective Date”). The Plan will terminate on the tenth anniversary of the Plan Effective Date, unless sooner terminated by our board of directors. No awards may be made under the Plan after its termination date, but awards made prior to the termination date may extend beyond that date in accordance with their terms.
Share Authorization. Subject to certain adjustments, the number of shares of our Common Stock that are reserved for issuance pursuant to awards under the Plan is eight hundred thirty-three thousand three hundred thirty-three (833,333) shares, 100% of which may be delivered as incentive stock options. Shares to be issued may be made available from authorized but unissued shares of our Common Stock, shares held by us in our treasury, or shares purchased by us on the open market or otherwise. During the term of the Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the Plan. If an award under the Plan is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired, or cancelled award may again be awarded under the Plan. Awards that may be satisfied either by the issuance of Common Stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the Plan if the settlement of the award will not require the issuance of shares, as, for example, a stock appreciation right that can be satisfied only by the payment of cash. Shares of Common Stock that are otherwise deliverable pursuant to an award under the Plan that are withheld in payment of the option price of an option or for payment of applicable employment taxes and/or withholding obligations resulting from the award shall be treated as delivered to the award recipient and shall be counted against the maximum number of shares of our Common Stock that may be issued under the Plan. Only shares forfeited back to us or cancelled on account of termination, expiration, or lapse of an award shall again be available for grant of incentive stock options under the Plan but shall not increase the maximum number of shares described above as the maximum number of shares of our Common Stock that may be delivered pursuant to incentive stock options.
Administration. Subject to the terms of the Plan, the Plan shall be administered by the Board or such committee of the Board of Directors as is designated by the Board of Directors to administer the Plan (the “Committee”). Membership on the Committee shall be limited to “non-employee directors” in accordance with Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Committee may delegate certain duties to one or more officers as provided in the Plan. The Committee will determine the persons to whom awards are to be made, determine the type, size and terms of awards, interpret the Plan, establish and revise rules and regulations relating to the Plan and make any other determinations that it believes necessary for the administration of the Plan.
Eligibility. Employees (including any employee who is also a director or an officer), contractors, and non-employee directors of Firefly or any of our subsidiaries, whose judgment, initiative, and efforts contributed to or may be expected to contribute to our successful performance, are eligible to participate in the Plan. As of the date of this Proxy Statement, we have twenty full time employees and two contractors who would be eligible for awards under the Plan.
Stock Options. The Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options, provided that only employees of Firefly and our subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of Common Stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of Common Stock on the date of grant. The Committee will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant stock options with a term exceeding 10 years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), a term exceeding five years.

Recipients of stock options may pay the option price (i) in cash, check, bank draft, or money order payable to the order of Firefly; (ii) by delivering to us shares of our Common Stock (included restricted stock) already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from us within six months prior to the exercise date; (iii) by delivering to us or our designated agent an executed irrevocable option exercise form, together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to us, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to us the amount of sale or loan proceeds necessary to pay the purchase price; (iv) by requesting us to withhold the number of shares otherwise deliverable upon exercise of the stock option by the number of shares having an aggregate fair market value equal to the aggregate option price at the time of exercise (i.e., a cashless net exercise); and (v) by any other form of valid consideration that is acceptable to the Committee in its sole discretion. No dividends or dividend equivalent rights may be paid or granted with respect to any stock options granted under the Plan.
Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award, or freestanding SARs, or in conjunction with options granted under the Plan, or tandem SARs. SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the fair market value of a share of our Common Stock on the date of grant. The exercise price of a SAR cannot be less than 100% of the fair market value of a share of our Common Stock on the date of grant. The Committee will determine the terms of each SAR at the time of the grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Committee, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR. Distributions to the recipient may be made in Common Stock, cash, or a combination of both as determined by the Committee. No dividends or dividend equivalent rights may be paid or granted with respect to any SARs granted under the Plan.
Restricted Stock and Restricted Stock Units. The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of our Common Stock that may not be sold, assigned, transferred, pledged, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period as specified by the Committee. Restricted stock units are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made; the number of shares or units to be granted; the price to be paid, if any; the time or times within which the shares covered by such grants will be subject to forfeiture; the time or times at which the restrictions will terminate; and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with us, the passage of time, or other restrictions and conditions. Except as otherwise provided in the Plan or the applicable award agreement, a participant shall have, with respect to shares of restricted stock, all of the rights of a stockholder of Firefly holding the class of Common Stock that is the subject of the restricted stock, including, if applicable, the right to vote the Common Stock and the right to receive any dividends thereon.
Performance Awards. The Committee may grant performance awards payable at the end of a specified performance period in cash, shares of Common Stock, units, or other rights based upon, payable in, or otherwise related to our Common Stock. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the applicable performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the Plan and, to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance. In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the maximum amount of any potential awards. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

Performance Goals. Awards (whether relating to cash or Common Stock) under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria, and may consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of our Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; total return to stockholders; or any other criteria determined by the Committee (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of Firefly as a whole or any business unit of Firefly and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in our quarterly and annual earnings releases, or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with our financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of our annual report.
Other Awards. The Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of our Common Stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the Plan. The terms and conditions of such other form of award shall be specified in the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant.
Vesting of Awards, Forfeiture, Assignment. The Committee, in its sole discretion, may determine that an award will be immediately vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.
The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of employment or service. The Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of employment or service during the applicable restriction period. In addition, we may recoup all or any portion of any shares or cash paid to a participant in connection with any award in the event of a restatement of our financial statements as set forth in our Clawback Policy, if any, as such policy may be approved or modified by our board of directors from time to time.
Awards granted under the Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of awards to (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (a) such Immediate Family Members and/or (b) entities which are controlled by the participant and/or his or her Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such awards are granted must be approved by the Committee and must expressly provide for such transferability, and (z) subsequent transfers of awards shall be prohibited except those by will or the laws of descent and distribution.
Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, shares of our Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of Common Stock or other securities, issuance of warrants or other rights to purchase shares of Common Stock or other securities, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event: (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the option price of each outstanding stock option; (iv) the amount, if any, we pay for forfeited shares in accordance with the terms of the Plan; and (v) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.
Amendment or Discontinuance of the Plan. Our board of directors may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the Plan and any awards under the Plan to continue to comply with Sections 421 and 422 of the Code (including any successors to such sections or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by our board of directors regarding amendment or discontinuance of the Plan may adversely affect any rights of any participants or obligations to any participants with respect to any outstanding awards under the Plan without the consent of the affected participant.
No Repricing of Stock Options or SARs. The Committee may not “reprice” any stock option or SAR without stockholder approval. For purposes of the Plan, “reprice” means any of the following or any other action that has the same effect: (i) amending a stock option or SAR to reduce its exercise price or base price, (ii) canceling a stock option or SAR at a time when its exercise price or base price exceeds the fair market value of a share of Common Stock in exchange for cash or a stock option, SAR, award of restricted stock or other equity award, or (iii) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing shall prevent the Committee from (x) making adjustments to awards upon changes in capitalization; (y) exchanging or cancelling awards upon a merger, consolidation, or recapitalization, or (z) substituting awards for awards granted by other entities, to the extent permitted by the Plan.
Recoupment for Restatements. The Committee may recoup all or any portion of any shares or cash paid to a participant in connection with an award, in the event of a restatement of our financial statements as set forth in our Clawback Policy, if any, approved by the Board from time to time.
Clawback Policy
On August 12, 2024, our board of directors adopted a Clawback Policy in accordance with applicable Nasdaq rules (the “Clawback Policy”). The Clawback Policy provides that we will recover reasonably promptly the amount of erroneously awarded incentive-based compensation to any current or former executive officers in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. A copy of the Clawback Policy is filed as Exhibit 97.1 to this registration statement.
Pursuant to Rule 10D-1(b) of the Exchange Act, Nasdaq Listing Rule 5608, and the Clawback Policy, the Company conducted a recovery analysis of incentive-based compensation received by its executive officers and that was subject to recovery, to ascertain whether any adjustments were required as a result of the error corrections to the Company’s financial results during the year that are described in Note B to the financial statements included in this registration statement. The recovery analysis concluded that no adjustments to executive compensation were required because the error corrections did not impact any of the measures by which the Company compensated its executives with respect to the compensation received by its executive officers and subject to recovery.

Federal Income Tax Consequences
The following is a brief summary of certain federal income tax consequences relating to the transactions described under the Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe any potential state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the applicable treasury regulations issued thereunder, and judicial and administrative interpretations under the Code and treasury regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.
Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.
Incentive Stock Options. A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options. In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the option price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.
The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to the later of: (i) two years after the date the ISO was granted or (ii) one year after the shares were transferred to the participant (referred to as the “Holding Period”). If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s option price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares.
Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of Common Stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.
Special Rule if Option Price is Paid for in Shares. If a participant pays the option price of a nonqualified stock option with previously-owned shares of our Common Stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.
If the use of previously acquired shares to pay the option price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the option price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.
Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.
Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If a participant receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the exercise price, if any, will be taxed as ordinary income to the participant at the time it is received.
Other Awards. In the case of an award of restricted stock units, performance awards, or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.
Federal Tax Withholding. Any ordinary income realized by a participant upon the granting, vesting, exercise, or conversion of an award under the Plan, as applicable, is subject to withholding of applicable federal, state, and local income tax and to withholding of the participant’s share of any tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy our federal income tax withholding requirements, we will have the right to require, as a condition to delivery of any certificate for shares of our Common Stock or the registration of the shares in the participant’s name, that the participant remit to us an amount sufficient to satisfy those withholding requirements. Alternatively, we may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares (that the participant has not acquired from us within six months prior to the date of exercise) with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by us to employees no later than January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to Us. To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code discussed below. While deductibility of executive compensation for federal income tax purposes is among the factors the Board and Committee considers when structuring executive compensation arrangements, it is not the sole or primary factor considered. We retain the flexibility to authorize compensation that may not be deductible if we believe it is in our best interests.
Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during the taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (z) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017, so long as the contract is not materially modified after that date. To the extent that compensation is payable pursuant to a prior plan award granted on or before November 2, 2017, and if we determine that Section 162(m) of the Code will apply to any such awards, we intend that the terms of those awards will not be materially modified and will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.
If an individual’s rights under the Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, then the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights, and (ii) the loss by us of a corresponding compensation deduction on such amounts.
Additional Narrative to Director Compensation
The following table sets forth summary information concerning the total compensation earned for each non-employee member of the Board during the years ended December 31, 2024 and 2023, and is contemplated to continue serving as a director. All compensation paid to Mr. Olsen is reported above under the heading “Summary Compensation Table - Years Ended December 31, 2024 and 2023,” above.

Name	Year	Salary	Bonus	Stock Awards	Option awards(1)	All other compensation	Total
David DeCaprio(2)	2023	—	—	—	—	—	—
	2024	—	—	—	—	—	—
Greg Lipschitz	2023	—	—	—	—(6)	—	—
	2024	—	—	—	262,119(6)	—	262,119
Arun Menawat(3)	2023	—	—	—	—	—	—
	2024	—	—	—	—	—	—
Brian Posner(4)	2023	—	—	—	—	—	—
	2024	—	—	—	—	—	—
Scott Reeves	2023	—	—	—	—(7)	—	—
	2024	—	—	—	34,950(7)	—	34,950
Stella Vnook(5)	2023	—	—	—	—	—	—
	2024	—	—	—	—	—	—

(1)
Amounts reflect the full grant-date fair value of option awards granted during the relevant fiscal year computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. Firefly provides information regarding the assumptions used to calculate the value of all option awards made to its executive officers in the section entitled “Firefly’s Management’s Discussion and Analysis and Results of Operations” contained elsewhere in this Proxy Statement.

(2)	Mr. DeCaprio has served as a director of the Board since January 2024 and received no compensation in the reported period in his capacity as a director.
(3)	Dr. Menawat has served as a director of the Board since August 12, 2024, and received no compensation in the reported period in his capacity as a director.
(4)	Mr. Posner has served as a director of the Board since August 12, 2024, and received no compensation in the reported period in his capacity as a director.
(5)	Ms. Vnook has served as a director of the Board since January 2024 and received no compensation in the reported period in her capacity as a director.
(6)
Consists of a grant of options to purchase 55,183 (post merger) shares of Firefly Common Stock made to 2686255 Ontario Inc., an entity controlled by Mr. Lipschitz, on July 8, 2023, of which 27,694 are currently exercisable.

(7)
Consists of a grant of options to purchase 7,358 (post merger) shares of Firefly Common Stock made to Mr. Reeves on July 8, 2023, of which 3,693 are currently exercisable. In August 2024, immediately prior to the consummation of the Merger, Mr. Reeves resigned as a member of the Board and all committees thereto.

Narrative Disclosure to Director Compensation Table
During the periods covered by the table above, our non-employee directors received no monetary compensation for their service as directors during such periods. The directors’ compensation in the form of option awards is reported above.

PROPOSAL 1

ELECTION OF DIRECTORS
Overview
Our Board is currently composed of five (5) individuals divided into three classes, as nearly equal as possible, as follows:
•	Class I: David DeCaprio and Greg Lipschitz, whose terms will expire at the 2027 annual meeting of stockholders;
•	Class II: Brian Posner and Stella Vnook, whose terms will expire at this Annual Meeting; and
•	Class III: Arun Menawat, whose term will expire at the 2026 annual meeting of stockholders.
The term of office for directors currently serving as Class II directors expires at this Annual Meeting. The term of office for directors elected as Class II directors at this Annual Meeting will expire at the annual meeting of stockholders to occur in calendar year 2028. In general, a director serves in office until his or her successor is duly elected and qualified unless the director resigns, dies or is unable to serve in the capacity of director due to disability or other cause. If a director resigns or is otherwise unable to serve before the end of his or her term, the Board may appoint a director to fill the remainder of that term, reduce the size of the Board, or leave the position vacant.
Nominee Information and Qualifications
The Board has nominated Brian Posner and Stella Vnook for election as Class II directors at the Annual Meeting. If they are elected, they will serve on our Board until the 2028 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal.
The biographies and qualifications of each of our director nominees are set forth under “Management and Corporate Governance – Officers and Directors” herein. For additional information concerning the process of director nominations and the criteria for selection of director nominees, see “Management and Corporate Governance – Board Committees and Meetings.”
Each of the director nominees has consented to be named in this Proxy Statement and agreed to serve as directors if elected by the stockholders.
Vote Required and Recommendation
Unless you specify that your shares should be voted against or abstain with respect to a director nominee, the shares represented by the enclosed proxy will be voted “FOR” the election of each director nominee. In the event that any Director nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board may recommend in that director nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.
Directors are elected by a plurality of the shares present in person, by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. “WITHHOLD” votes and broker non-votes will have no effect on the results for the election of directors.
For Proposal 1, you may choose to vote “FOR” or “WITHHOLD” separately for each nominee. Withhold votes and broker non-votes will have no effect on this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES
SET FORTH IN PROPOSAL 1.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF MARCUM CANADA LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY’S FISCAL YEAR
ENDING DECEMBER 31, 2025
The Audit Committee has appointed Marcum as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2025. The Board proposes that the stockholders ratify, in a non-binding vote, this appointment. We do not expect that representatives of Marcum will be present at the Annual Meeting.
In deciding to appoint Marcum, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Marcum and concluded that Marcum has no commercial relationship with us that would impair its independence for the fiscal year ending December 31, 2025.
Overview
Turner, Stone & Company LLP (“Turner Stone”) served as our independent registered public accounting firm for the year ended December 31, 2023. On October 29, 2024, the Audit Committee dismissed Turner Stone as our independent registered public accounting firm, effective immediately. The reports of Turner Stone on our consolidated financial statements for the years ended December 31, 2023, and 2022, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Turner Stone’s reports for the years ended December 31, 2023, and 2022, each contained an explanatory paragraph stating there was substantial doubt about our ability to continue as a going concern.
During the fiscal years ended December 31, 2023, and December 31, 2022, and the subsequent interim period through October 29, 2024, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K of the Exchange Act and the related instructions to Item 304 of Regulation S-K) with Turner Stone on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Turner Stone, would have caused Turner Stone to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such years. Also during this time, there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.
On October 31, 2024, we engaged Marcum as our independent registered public accounting firm for the year ending December 31, 2024. On April 23, 2025, the Audit Committee engaged Marcum to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
Stockholder ratification of the appointment of Marcum is not required by our Bylaws or other applicable legal requirements. However, the Board is submitting the selection of Marcum to our stockholders for ratification as a matter of good corporate practice. In the event that the selection of an independent registered public accounting firm is not ratified by the requisite vote of our stockholders, the appointment of the independent registered public accounting firm is expected to be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different accounting firm at any time during the year if the Audit Committee determines that such a change would be in our and our stockholders’ best interests.

Audit Fees and Services
The following table presents fees for professional services rendered by our independent registered public accounting firms for the indicated services for each of the last two fiscal years. As noted above, Marcum was engaged for the year ending December 31, 2024; Turner Stone served as our independent registered public accounting firm for the year ending December 31, 2023. As Marcum was only engaged in October 2024, there were accordingly no fees rendered by Marcum for the year ended December 31, 2023.

	Marcum 2024	Turner Stone 2024	Turner Stone 2023
Audit fees(1)	$356,056	$29,383	$177,763
Audit related fees(2)	$25,000	$34,000
Tax fees(3)	$0	$0
All other fees:(3)	$0	$0	—
Total	$381,056	$63,383	$177,763

(1)
Audit fees were for professional services necessary to perform an annual audit of the financial statements, review of quarterly reports and other services required to be performed by our independent auditors.

(2)	Audit related fees relate to consent procedures on registration statements.
(3)	There were no tax or other related fees.
The percentage of services set forth above in the category of audit related fees, that were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit), was 100%.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant
Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.
Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.
1.
Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.
Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.
Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.	Other Fees are those associated with services not captured in the other categories. We generally do not request such services from our independent registered public accounting firm.
Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2025, our Audit Committee will reconsider its appointment. Even if the selection is ratified, our Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and our stockholders.
Vote Required and Recommendation
The affirmative vote of a majority of the votes cast on Proposal 2, voting affirmatively or negatively, is required to ratify the appointment of our independent registered public accounting firm. “ABSTAIN” votes will have no effect on the ratification of the independent registered public accounting firm. Because the ratification of the independent registered public accounting firm is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the ratification of the independent registered public accounting firm unless you instruct your them otherwise. If a bank, broker, trustee or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.
THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 2.

REPORT OF AUDIT COMMITTEE
The Audit Committee of the Board, which consists entirely of directors who meet the independence and experience requirements of Nasdaq, has furnished the following report:
The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. The Audit Committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.fireflyneuro.com. The Audit Committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2024, the Audit Committee took the following actions:
•
Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024, with management and Marcum, our independent registered public accounting firm for the year ended December 31, 2024;

•
Discussed with Marcum the matters required to be discussed in accordance with applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) regarding Marcum’s communication with the Audit Committee concerning independence, and has discussed their independence with Turner Stone’s; and

•
Received written disclosures and the letter from Marcum regarding its independence as required by applicable requirements of the PCAOB regarding Marcum’s communications with the Audit Committee. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2024 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.
Members of the Firefly Neuroscience, Inc. Audit Committee
Brian Posner (Chairman)
Arun Menawat
Stella Vnook
The Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference.

PROPOSAL 3
TO APPROVE AMENDMENT NO. 1 TO FIREFLY NEUROSCIENCE, INC. 2024
LONG-TERM INCENTIVE PLAN
Overview
This Proposal 3 is to consider and vote upon approving the proposed amendment to the Plan (the “Amendment No.1 to the Plan”). The purpose of the proposed Amendment No.1 to the Plan is to advance our interests and the interests of our stockholders by providing an incentive to attract, retain and reward persons performing services for us and by motivating such persons to contribute to our growth and profitability.
The Plan permits the Board or such Committee of the Board as is designated by the Board (the “Committee”) to grant to eligible key employees, key contractors, and outside directors of the Company and its subsidiaries: (a) Incentive Stock Options, (b) Nonqualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Stock, (e) Restricted Stock Units, (f) Performance Awards, and (g) Other Awards, whether granted singly, in combination, or in tandem, as each is defined by the Plan. On February 26, 2025, the Board designated the Compensation Committee as the Committee to administer the Plan, subject to the terms and conditions set forth in Article 3 of the Plan.
As of the date hereof, 154,750 shares of Common Stock remained available for grant under the Plan.
On September 22, 2025, as recommended by the Compensation Committee, the Board of Directors approved, subject to and contingent on the approval by the stockholders of the Company, the proposed Amendment No. 1 to the Plan, which increases the number of shares of the Common Stock reserved for issuance under the Plan by 317,820 shares, from 833,333 shares of Common Stock to 1,151,153 shares of Common Stock. In addition, the proposed Amendment No. 1 to the Plan contains certain corresponding and clarifying changes to the Plan. The form of proposed Amendment No. 1 to the Plan is attached as Annex A to this Proxy Statement.
The Board is recommending that our stockholders approve proposed Amendment No. 1 to the Plan.
Reasons for Proposed Amendment No. 1 to the Plan
The Board recommends that stockholders vote “FOR” the approval of proposed Amendment No. 1 to the Plan. In making such recommendation, the Board considered a number of factors, including the following:
•
Equity-based compensation awards are a critical element of our overall compensation program. We believe that our long-term incentive compensation program aligns the interests of management, employees and the stockholders to create long-term stockholder value. Proposed Amendment No. 1 to the Plan will allow us to continue to attract, motivate and retain our officers, key employees, non-employee directors and consultants.

•
We believe the current amount of shares remaining available for grant under the Plan is not sufficient in light of our compensation structure and strategy, and that the additional 317,820 shares provided for under the proposed Amendment No. 1 to the Plan will ensure that we continue to have a sufficient number of shares authorized and available for future awards issued under the Plan, as so amended.

Stockholders are asked to approve proposed Amendment No. 1 to the Plan to satisfy stock exchange requirements relating to stockholder approval of equity compensation and to qualify certain stock options authorized under the Plan for treatment as incentive stock options under Section 422 of the Code.
Summary of the Plan
The following summary briefly describes the principal features of the Plan and is qualified in its entirety by reference to the full text of the Plan.
Purpose. The purpose of the Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of our key employees, key contractors, and non-employee directors of Firefly or any of our subsidiaries. The Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of our Common Stock. The

Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of our key employees, key contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.
Effective Date and Expiration. The Plan was approved by our board of directors on February 1, 2024, subject to the Plan’s approval by our stockholders, and will become effective on the date of such approval (the “Effective Date”). The Plan will terminate on the tenth anniversary of the Effective Date, unless sooner terminated by our board of directors. No awards may be made under the Plan after its termination date, but awards made prior to the termination date may extend beyond that date in accordance with their terms.
Share Authorization. Subject to certain adjustments, the number of shares of our Common Stock that are reserved for issuance pursuant to awards under the Plan is eight hundred thirty-three thousand three hundred thirty-three (833,333) shares, 100% of which may be delivered as incentive stock options. Shares to be issued may be made available from authorized but unissued shares of our Common Stock, shares held by us in our treasury, or shares purchased by us on the open market or otherwise. During the term of the Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the Plan. If an award under the Plan is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired, or cancelled award may again be awarded under the Plan. Awards that may be satisfied either by the issuance of Common Stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the Plan if the settlement of the award will not require the issuance of shares, as, for example, a stock appreciation right that can be satisfied only by the payment of cash. Shares of Common Stock that are otherwise deliverable pursuant to an award under the Plan that are withheld in payment of the option price of an option or for payment of applicable employment taxes and/or withholding obligations resulting from the award shall be treated as delivered to the award recipient and shall be counted against the maximum number of shares of our Common Stock that may be issued under the Plan. Only shares forfeited back to us or cancelled on account of termination, expiration, or lapse of an award shall again be available for grant of incentive stock options under the Plan but shall not increase the maximum number of shares described above as the maximum number of shares of our Common Stock that may be delivered pursuant to incentive stock options.
Administration. Subject to the terms of the Plan, the Plan shall be administered by the Board or such committee of the Board of Directors as is designated by the Board of Directors to administer the Plan (the “Committee”). Membership on the Committee shall be limited to “non-employee directors” in accordance with Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Committee may delegate certain duties to one or more officers as provided in the Plan. The Committee will determine the persons to whom awards are to be made, determine the type, size and terms of awards, interpret the Plan, establish and revise rules and regulations relating to the Plan and make any other determinations that it believes necessary for the administration of the Plan.
Eligibility. Employees (including any employee who is also a director or an officer), contractors, and non-employee directors of Firefly or any of our subsidiaries, whose judgment, initiative, and efforts contributed to or may be expected to contribute to our successful performance, are eligible to participate in the Plan. As of the date of this filing, we have thirteen full time employees and one contractors who would be eligible for awards under the Plan.
Stock Options. The Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options, provided that only employees of Firefly and our subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of Common Stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of Common Stock on the date of grant. The Committee will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant stock options with a term exceeding 10 years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), a term exceeding five years.

Recipients of stock options may pay the option price (i) in cash, check, bank draft, or money order payable to the order of Firefly; (ii) by delivering to us shares of our Common Stock (included restricted stock) already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from us within six months prior to the exercise date; (iii) by delivering to us or our designated agent an executed irrevocable option exercise form, together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to us, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to us the amount of sale or loan proceeds necessary to pay the purchase price; (iv) by requesting us to withhold the number of shares otherwise deliverable upon exercise of the stock option by the number of shares having an aggregate fair market value equal to the aggregate option price at the time of exercise (i.e., a cashless net exercise); and (v) by any other form of valid consideration that is acceptable to the Committee in its sole discretion. No dividends or dividend equivalent rights may be paid or granted with respect to any stock options granted under the Plan.
Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award, or freestanding SARs, or in conjunction with options granted under the Plan, or tandem SARs. SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the fair market value of a share of our Common Stock on the date of grant. The exercise price of a SAR cannot be less than 100% of the fair market value of a share of our Common Stock on the date of grant. The Committee will determine the terms of each SAR at the time of the grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Committee, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR. Distributions to the recipient may be made in Common Stock, cash, or a combination of both as determined by the Committee. No dividends or dividend equivalent rights may be paid or granted with respect to any SARs granted under the Plan.
Restricted Stock and Restricted Stock Units. The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of our Common Stock that may not be sold, assigned, transferred, pledged, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period as specified by the Committee. Restricted stock units are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made; the number of shares or units to be granted; the price to be paid, if any; the time or times within which the shares covered by such grants will be subject to forfeiture; the time or times at which the restrictions will terminate; and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with us, the passage of time, or other restrictions and conditions. Except as otherwise provided in the Plan or the applicable award agreement, a participant shall have, with respect to shares of restricted stock, all of the rights of a stockholder of Firefly holding the class of Common Stock that is the subject of the restricted stock, including, if applicable, the right to vote the Common Stock and the right to receive any dividends thereon.
Performance Awards. The Committee may grant performance awards payable at the end of a specified performance period in cash, shares of Common Stock, units, or other rights based upon, payable in, or otherwise related to our Common Stock. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the applicable performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the Plan and, to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance. In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the maximum amount of any potential awards. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

Performance Goals. Awards (whether relating to cash or Common Stock) under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria, and may consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of our Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; total return to stockholders; or any other criteria determined by the Committee (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of Firefly as a whole or any business unit of Firefly and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in our quarterly and annual earnings releases, or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with our financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of our annual report.
Other Awards. The Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of our Common Stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the Plan. The terms and conditions of such other form of award shall be specified in the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant.
Vesting of Awards, Forfeiture, Assignment. The Committee, in its sole discretion, may determine that an award will be immediately vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.
The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of employment or service. The Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of employment or service during the applicable restriction period. In addition, we may recoup all or any portion of any shares or cash paid to a participant in connection with any award in the event of a restatement of our financial statements as set forth in our Clawback Policy, if any, as such policy may be approved or modified by our board of directors from time to time.
Awards granted under the Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of awards to (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (a) such Immediate Family Members and/or (b) entities which are controlled by the participant and/or his or her Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such awards are granted must be approved by the Committee and must expressly provide for such transferability, and (z) subsequent transfers of awards shall be prohibited except those by will or the laws of descent and distribution.
Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, shares of our Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of Common Stock or other securities, issuance of warrants or other rights to purchase shares of Common Stock or other securities, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event: (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the option price of each outstanding stock option; (iv) the amount, if any, we pay for forfeited shares in accordance with the terms of the Plan; and (v) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.
Amendment or Discontinuance of the Plan. Our board of directors may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the Plan and any awards under the Plan to continue to comply with Sections 421 and 422 of the Code (including any successors to such sections or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by our board of directors regarding amendment or discontinuance of the Plan may adversely affect any rights of any participants or obligations to any participants with respect to any outstanding awards under the Plan without the consent of the affected participant.
No Repricing of Stock Options or SARs. The Committee may not “reprice” any stock option or SAR without stockholder approval. For purposes of the Plan, “reprice” means any of the following or any other action that has the same effect: (i) amending a stock option or SAR to reduce its exercise price or base price, (ii) canceling a stock option or SAR at a time when its exercise price or base price exceeds the fair market value of a share of Common Stock in exchange for cash or a stock option, SAR, award of restricted stock or other equity award, or (iii) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing shall prevent the Committee from (x) making adjustments to awards upon changes in capitalization; (y) exchanging or cancelling awards upon a merger, consolidation, or recapitalization, or (z) substituting awards for awards granted by other entities, to the extent permitted by the Plan.
Recoupment for Restatements. The Committee may recoup all or any portion of any shares or cash paid to a participant in connection with an award, in the event of a restatement of our financial statements as set forth in our Clawback Policy, if any, approved by the Board from time to time.
New Plan Benefits
Future awards, if any, that will be made to eligible persons under the Plan are subject to the discretion of the administrator and, therefore, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to our officers, employees, directors, and consultants under the Plan.
Interests of Certain Persons in this Proposal
Our executive officers and members of the Board of Directors have an interest in this proposal by virtue of their being eligible to receive equity awards under the Plan.
It is not possible to determine the benefits that will be received by participants in the Plan, including our named executive officers and our non-employee directors, in the future because all grants are made in the discretion of the administrator. The administrator has not approved any awards that are conditioned upon stockholder approval of the Plan.
Other than as described herein, we do not believe that our executive officers or directors have substantial interests in this proposal that are different from or greater than those of any other of our stockholders.

No Dissenters’ Rights
Under Delaware law, the Certificate of Incorporation, and the Bylaws, holders of our common stock are not entitled to dissenter’s rights of appraisal with respect to the approval of this Proposal 3.
Vote Required and Recommendation
Approval of Proposal 3 requires the affirmative vote of a majority of shares present and entitled to vote (meaning the number of shares of common stock voted “FOR” this proposal must exceed the number of shares of common stock voted “AGAINST” or “ABSTAIN” as to this proposal). Abstentions will have the same effect on this proposal as a vote “AGAINST”.
THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 3.

PROPOSAL 4
TO APPROVE THE BOARD’S DISCRETION TO IMPLEMENT ONE OR MORE AMENDMENTS TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF FIREFLY NEUROSCIENCE, INC.
Overview
The Board has adopted and is recommending that our stockholders approve one or more amendments to the Certificate of Incorporation (each, a “Share Increase Amendment” and collectively, the “Share Increase Amendments”) to effect one or more increases of the total number of authorized shares of the Company. The Board will determine the timing and the amount of any increase (not to exceed such maximums) and may delay, abandon, or implement the Share Increase Amendments in whole or in part, as it deems advisable, without further action by the shareholders.
Pursuant to the Delaware General Corporation Law, the Board must adopt a Share Increase Amendment and submit such Share Increase Amendment to stockholders for their approval. The proposed one or more Share Increase Amendments, which would be filed with the Secretary of State of the State of Delaware (the “Secretary of State”), will be substantially in the form of Annex B to this proxy statement. Upon the effectiveness of any of such Share Increase Amendment, the total number of authorized shares will increase from 101,000,000 to up to an aggregate of 5,001,000,000, consisting of (i) up to that number of shares of Common Stock, par value $0.0001 per share, as the Board may determine (not to exceed the maximum aggregate authorized amount less the number of authorized shares of Preferred Stock), and (ii) 1,000,000 shares of Preferred Stock, par value $0.0001 per share (which amount of Preferred Stock will remain fixed).
By approving this proposal, stockholders will approve one or more Share Increase Amendments and authorize the Board to file such Share Increase Amendments, as determined by the Board in its sole discretion. Upon receiving stockholder approval, the Board will have the authority, but not the obligation, in its sole discretion, to elect, without further action on the part of the stockholders, whether to implement any Share Increase Amendments and by filing one or more Share Increase Amendments with the Secretary of State. The Board reserves the right to elect not to implement any Share Increase Amendments at any time prior to the effectiveness of the filing of any Share Increase Amendments with the Secretary of State, if it determines, in its sole discretion, and without further action on the part of the stockholders, that the proposal is no longer in the best interests of the Company and its stockholders.
Background and Reasons for Request for Stockholder Approval
This proposal is intended to ensure that the Company will continue to have an adequate number of authorized and unissued shares for future use.
As of the Record Date, a total of 13,448,848 shares of Common Stock were issued and outstanding, and no shares of Preferred Stock were issued and outstanding.
Our Board recommends this proposal to facilitate issuing shares in the event that the Board determines that it is appropriate. The increase in the authorized number of shares of Common Stock is intended to ensure that there will be a sufficient number of authorized but unissued shares available for future issuance.
The availability of additional shares of Common Stock is particularly important in the event that the Board determines it is in the best interest of stockholders to proceed with any of the foregoing actions on an expedited basis, as market conditions permit and favorable financing and business opportunities become available, and thus without the potential delay associated with convening a special stockholders’ meeting at that time. In considering and planning for our current and future corporate needs, our Board believes that the current number of authorized and unreserved shares of Common Stock available for issuance might not be inadequate. We believe that granting the Board the authority to elect to implement one or more authorized shares increase through one or more Share Increase Amendments is essential to provide the Company with greater flexibility to ensure that a sufficient number of authorized but unissued shares will be available for future issuance. If the Board chooses to implement one or more Share Increase Amendments, we will make a public announcement regarding the determination of each such Share Increase Amendments.
As of the date of this Proxy Statement, the Company has no current plans, commitments, arrangements or understandings relating to the issuance of the newly authorized shares that would be available if this Proposal 4 is adopted, including in connection with a merger, acquisition or other corporate or financing transaction. The Company may explore opportunities to raise capital that it can use to acquire digital assets. In addition, as part of the Company’s strategic plan, the Company routinely engages in discussions with potential financing sources and acquisition targets.
If Proposal 4 is adopted by our stockholders, it is possible that we could issue a significant portion of the newly authorized shares. If stockholders do not vote to approve Proposal 4, the Company may be unable to issue shares when needed. Approving Proposal 4 will provide greater flexibility to ensure that there will be a sufficient number of authorized but unissued shares available to the Company for issuance in the future.
Potential Effects of the Board Discretion to Implement One or More Share Increase Amendments
If the Company’s stockholders approve Proposal 4 to grant the Board the authority to implement one or more Share Increase Amendments to increase the number of authorized shares of Common Stock, unless otherwise required by applicable law or stock exchange rules, our Board will be able to issue the additional shares of Common Stock from time to time in its discretion without further action or authorization by stockholders.
The newly authorized shares of Common Stock would be issuable for any proper corporate purposes, including future capital raising transactions of equity or convertible debt or preferred equity securities, acquisitions, investment opportunities, the establishment of collaborations or other strategic agreements, stock splits, stock dividends, issuance under current or future equity incentive plans or for other corporate purposes.
The proposed increase in the number of authorized shares of Common Stock will not, by itself, have an immediate dilutive effect on our current stockholders. However, the future issuance of additional shares of Common Stock could, depending on the circumstances, have a dilutive effect on the earnings per share, book value per share, voting power and ownership interest of our existing stockholders, which could depress the market price of the Common Stock. We may sell shares of Common Stock at a price per share that is less than the current price per share and less than the price per share paid by our current stockholders.
Board of Directors Approval
After careful consideration by our Board, our Board has determined that granting the Board authority to implement one or more amendments to the Certificate of Incorporation to increase that number of authorized shares of our Common Stock is advisable and in the best interests of the Company and our stockholders. The Board has approved, adopted and declared advisable this proposal and has recommended such proposed proposal the Company’s stockholders for approval and adoption.
In accordance with the Delaware General Corporation Law, our Board may elect to abandon the proposed Share Increase Amendments without further action by our stockholders at any time prior to the effectiveness of the filing of the Share Increase Amendments with the Secretary of State, notwithstanding stockholder approval of this proposal at the Annual Meeting.
Procedure for Effecting One or More Share Increase Amendments
If this proposal is approved by our stockholders, and if the Board determines to implement a Share Increase Amendment, such Share Increase Amendment will become effective at the Share Increase Amendment Effective Time, which will be upon filing of the applicable Amendment related to such Share Increase Amendment with the Secretary of State. The proposed form of the Share Increase Amendment reflecting the foregoing one or more amendments to the Certificate of Incorporation is attached as Annex B to this Proxy Statement.
Effect of Vote in Favor of the Increase of Authorized Shares Proposal
If this proposal is approved by our stockholders, the Board will have the authority, but not the obligation, in its sole discretion, to elect, without further action on the part of the stockholders, whether to implement any proposed certificate of the Share Increase Amendments, at the Board’s discretion, will be able to be filed with the Secretary of State and the Company will have up to 5,000,000,000 shares of authorized Common Stock and 1,000,000 shares of authorized Preferred Stock.
Effect of Not Obtaining Required Vote for Approval of this Proposal
If the Company is unable to obtain approval of Proposal 4, only 86,551,152 shares of Common Stock and 1,000,000 shares of Preferred Stock will remain unreserved and available for future issuance, which may cause a delay in our future capital raisings or other strategic transactions.

Vote Required and Recommendation
Approval of Proposal 4 requires the affirmative vote of a majority of shares present and entitled to vote (meaning the number of shares of common stock voted “FOR” this proposal must exceed the number of shares of common stock voted “AGAINST” or “ABSTAIN” as to this proposal). Abstentions will have the same effect on this proposal as a vote “AGAINST”.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 4.

PROPOSAL NO. 5

ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING TO APPROVE ONE OR MORE PROPOSALS PRESENTED AT THE ANNUAL MEETING
Background and Rationale
The Board believes that if the number of shares of Common Stock outstanding and entitled to vote at the Annual Meeting and voting in favor of any one or more of the proposals presented at the Annual Meeting is insufficient to approve such proposals, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve such proposals.
In Proposal 5, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of any one or more of the proposals presented at the Annual Meeting.
Additionally, approval of Proposal 5 could mean that, in the event we receive proxies indicating that we will not obtain approval for one or more of the proposals presented at the Annual Meeting, we could adjourn or postpone the Annual Meeting without a vote on such proposals and use the additional time to solicit the holders of those shares to change their vote in favor of such proposals.
Vote Required and Recommendation
The affirmative vote of a majority of the votes cast on Proposal 5, voting affirmatively or negatively, is required to approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve one or more proposals presented at the Annual Meeting. “ABSTAIN” votes will have no effect on the results for Proposal 5. Because the approval of Proposal 5 is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the ratification of the independent registered public accounting firm unless you instruct your them otherwise. If a bank, broker, trustee or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.
THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 5.

OTHER MATTERS
The Board knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.
STOCKHOLDER COMMUNICATIONS TO THE BOARD
We have a process for stockholders who wish to communicate with the Board, including any Board committee, individual director or the Chairman of the Board. Stockholders who wish to communicate with the Board, any Board Committee or any individual director may do so by writing to the Company’s Corporate Secretary, Paul Krzywicki, at 1100 Military Road, Kenmore, NY 14217. In general, any stockholder communication delivered to our Corporate Secretary for forwarding to the Board, the Chairman of the Board, or a specified group of Board members will be forwarded in accordance with the stockholder’s instructions. However, our Corporate Secretary reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for inclusion in the proxy statement relating to our 2026 annual meeting of stockholders (“2026 Annual Meeting”), pursuant to Rule 14a-8 of the Exchange Act, we must receive stockholder proposals (other than for director nominations) not less than 120 calendar days before the date of the company’s proxy statement released to stockholders in connection with the previous year’s annual meeting. To be considered for presentation at the 2026 Annual Meeting, outside of the requirements of Rule 14a-8 of the Exchange Act, although not included in the proxy statement, proposals must be received not later than the close of business on the ninetieth (90th) day, nor earlier than the one hundred and twentieth (120th) day, prior to the first anniversary of the immediately preceding year’s annual meeting, provided, however, that in the event that the 2026 Annual Meeting is advanced more than thirty (30) days prior to or delayed by more than seventy (70) days after the anniversary of the preceding year’s annual meeting, or if no annual meeting was held, notice by the stockholder to be timely must be so received not earlier than the one hundred and twentieth (120th) day prior to such annual meeting and no later than the close of business on (i) the ninetieth (90th) day prior to such annual meeting or (ii) the tenth (10th) day following the day on which notice of the date of the 2026 Annual Meeting was mailed or public disclosure of the date of the 2026 Annual Meeting was made, whichever first occurs. Proposals that are not received in a timely manner will not be presented or voted on at the 2026 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should directed to our Corporate Secretary, Paul Krzywicki, at 1100 Military Road, Kenmore, NY 14217.
In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than August 28, 2026 (i.e., the date that is 60 days prior to the anniversary date of this annual meeting of stockholders).

By Order of the Board of Directors,

/s/ Arun Menawat
Arun Menawat
Chairman of the Board
October 3, 2025

ANNEX A

Amendment No.1 to the Firefly Neuroscience, Inc. 2024 Long-Term Incentive Plan
AMENDMENT NO. 1
TO
FIREFLY NEUROSCIENCE, INC.
2024 LONG-TERM INCENTIVE PLAN
The Firefly Neuroscience, Inc. 2024 Long-Term Incentive Plan (the “Plan”) is hereby amended as follows:
Section 5.1 of the Plan is hereby amended in its entirety to read as follows:
“5.1. Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan (the “Plan Share Limit”) is 1,151,153 shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.
Section 5.3 is hereby added to the Plan to read as follows:
“5.3. Annual Increase in Available Shares. On the first day of each calendar year during the term of the Plan, commencing on January 1, 2026 and continuing until (and including) January 1, 2035, the number of shares of Common Stock available under the Plan Share Limit shall automatically increase to a number equal to the lesser of (a) four percent (4%) of the total number of shares of Common Stock issued and outstanding on December 31 of the calendar year immediately preceding the date of such increase and (b) a number of shares of Common Stock determined by the Board.”
Except as herein amended, the provisions of the Plan shall remain in full force and effect.
Effective as of      , 2025
A-1

ANNEX B
STATE OF DELAWARE
CERTIFICATE OF AMENDMENT TO
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
FIREFLY NEUROSCIENCE, INC.
The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:
FIRST: That the Board of Directors of Firefly Neuroscience, Inc., by unanimous written consent in accordance with the provisions of Section 141(f) of the Delaware General Corporation Law, duly adopted resolutions setting forth the proposed amendment of the Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) of said corporation, declaring said amendment to be advisable and submitting the amendment to the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:
RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing Article IV, Section A, of the Certificate of Incorporation so that, as amended, said paragraph shall be and read as follows:
“Article IV., A. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that the Corporation is authorized to issue is [  ] shares, consisting of (1) [  ] shares of Common Stock, par value of $0.0001 per share, and (2) 1,000,000 shares of Preferred Stock, par value of $0.0001 per share.”
SECOND: That thereafter such amendments were submitted to the shareholders of the corporation, pursuant to resolution of its Board of Directors, and were approved by written consent by the necessary number of shares as required by statute in accordance with Section 222 of the General Corporation Law of the State of Delaware.
THIRD: That said amendment was duly adopted in accordance with the applicable provisions of Sections 242 of the General Corporation Law of the State of Delaware.
* * * * *
B-1

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this [ ] day of [ ], 2025.

FIREFLY NEUROSCIENCE, INC.

By:
Name:	Greg Lipschitz
Title:	Chief Executive Officer

B-2

SCAN TO VIEW MATERIALS & VOTE

FIREFLY NEUROSCIENCE, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/AIFF2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V79986-Z91160 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FIREFLY NEUROSCIENCE, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect the two Class II directors named in the Proxy Statement to the Board of Directors of the Company to serve three-year terms expiring at the 2028 annual meeting of stockholders.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Brian Posner
02) Stella Vnook

The Board of Directors recommends you vote FOR proposals 2, 3, 4, and 5:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V79987-Z91160

FIREFLY NEUROSCIENCE, INC.
ANNUAL MEETING OF STOCKHOLDERS
OCTOBER 27, 2025 AT 10:00 A.M. ET
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Greg Lipschitz and Paul Krzywicki, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of FIREFLY NEUROSCIENCE, INC. that the stockholder(s) are entitled to vote at the Annual Meeting of Stockholders to be held on October 27, 2025 at 10:00 a.m. ET virtually at www.virtualshareholdermeeting.com/AIFF2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side